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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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Marathon Oil Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting
of Stockholders and Proxy Statement

2005

Wednesday, April 27, 2005
10:00 A.M. Central Time

Conference Center Auditorium
Marathon Oil Tower
5555 San Felipe Road
Houston, Texas 77056

Please vote promptly either by:

>
telephone,
>
the Internet, or
>
marking, signing and returning your proxy or voting instruction card.

Marathon Oil Corporation 5555 San Felipe Road Houston, TX 77056	Clarence P. Cazalot, Jr. President and Chief Executive Officer

March 10, 2005

Dear Marathon Stockholder,

On behalf of your board of directors and management, you are cordially invited to attend our 2005 annual meeting of stockholders to be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Road, Houston, Texas, on Wednesday, April 27, 2005 at 10:00 a.m. Central Time.

If your shares are held of record with National City Bank, our transfer agent and registrar, we have enclosed a proxy card for your use. You may vote these shares by completing and returning the proxy card, or alternatively, calling a toll-free telephone number or using the Internet as described on the proxy card. If your shares are held by a broker or other nominee (i.e., in "street name"), enclosed is a voting instruction card, which you should use to vote those shares. You also have the option of voting by mail, or through the use of the telephone or Internet.

You will find information regarding the matters to be voted on at the meeting in the enclosed proxy statement. Our 2004 Annual Report to stockholders is also enclosed with these materials.

Your vote is important. We hope you will vote either by telephone, over the Internet or by marking, signing and returning your proxy or voting instruction card as soon as possible, whether or not you plan to attend the meeting.

Sincerely,

Notice of Annual Meeting of Stockholders
on April 27, 2005

We will hold our 2005 annual meeting of stockholders in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Road, Houston, Texas 77056 on Wednesday, April 27, 2005 at 10:00 a.m. Central Time, in order to:

•
elect four Class III directors;

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ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for 2005;

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consider a stockholder proposal to declassify the Board of Directors, if properly presented for action at the meeting;

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consider a stockholder proposal to elect directors by a majority vote, if properly presented for action at the meeting; and

•
transact any other business that properly comes before the meeting.

You are entitled to vote at the meeting if you were an owner of record of Marathon Oil Corporation common stock at the close of business on February 28, 2005. If your ownership is through a broker or other intermediary, you will need to have proof of your stockholdings in order to be admitted to the meeting. A recent account statement, letter or proxy from your broker or other intermediary will suffice.

We have enclosed a copy of the Company's 2004 Annual Report to stockholders with this notice and proxy statement.

By order of the Board of Directors,

William F. Schwind, Jr. Secretary

Dated: March 10, 2005

Marathon Oil Corporation 5555 San Felipe Road Houston, TX 77056

Proxy Statement

We have sent you this proxy statement because the Board of Directors is asking you to give your proxy (that is, the authority to vote your shares) to our proxy committee so they may vote your shares on your behalf at our annual meeting of stockholders. The members of the proxy committee are Thomas J. Usher, Clarence P. Cazalot, Jr. and Janet F. Clark. They will vote your shares as you instruct.

We will hold the meeting on April 27, 2005 in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Road, Houston, Texas. The proxy statement contains information about the matters being voted on and other information that may be helpful to you.

We began the mailing of the proxy statement, the proxy card and the 2004 Annual Report on or about March 17, 2005.

Questions and Answers

☐    Who may vote?

You may vote if you were a holder of Marathon Oil Corporation ("Marathon" or the "Company") common stock at the close of business on February 28, 2005, which is the record date of the meeting. Each share of common stock is entitled to one vote.

☐    What may I vote on?

You may vote on:

  •
  the election of four nominees to serve as Class III directors;

  •
  the ratification of PricewaterhouseCoopers LLP as our independent auditors for 2005;

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  a stockholder proposal to declassify the Board of Directors; and

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  a stockholder proposal to elect directors by a majority vote.

☐    How does the Board recommend I vote?

The Board recommends that you vote:

  •
  FOR each of the nominees for director;

  •
  FOR the ratification of PricewaterhouseCoopers LLP as independent auditors for 2005;

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  AGAINST the stockholder proposal to declassify the Board of Directors; and

  •
  AGAINST the stockholder proposal to elect directors by a majority vote.

☐    How do I vote?

You may vote by telephone or over the Internet by following the instructions on the enclosed proxy card (or, if you own your shares through a broker or other intermediary, on the enclosed voting instruction card). You may also vote by marking, signing and dating the enclosed proxy card or voting instruction card, and returning it in the prepaid envelope. The proxy committee will vote your shares in accordance with your directions. If you return a proxy card but do not mark the boxes showing how you wish to vote, the proxy committee will vote your shares in accordance with the Board's recommendation on each proposal, but only if you have signed and dated the card. Unsigned proxy cards will not be voted at all. If you are a stockholder of record (that is, if you are registered on the books of our transfer agent), you may also vote in person by attending the meeting.

☐    May I change my vote?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by:

  •
  voting again by telephone or over the Internet;

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  sending us a proxy card dated later than your last vote;

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  notifying the Secretary of Marathon in writing; or

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  voting at the meeting.

☐    How many outstanding shares are there?

At the close of business on February 28, 2005, which is the record date for the meeting, there were 347,013,291 shares of Marathon common stock outstanding.

☐    How big a vote do the proposals need in order to be adopted?

Directors are elected by a plurality of the votes of the shares present in person at the meeting and those represented by proxy and entitled to vote; that is, those receiving the most votes are elected, even if they receive less than a majority. Each of the other proposals will be approved if it receives a majority of the votes of the shares present in person at the meeting and those represented by proxy and entitled to vote. Abstentions are counted as votes present and entitled to vote and have the same effect as votes against a proposal. Broker non-votes are not counted as either votes for or votes against a proposal. Both abstentions and broker non-votes are counted in determining that a quorum is present for the meeting.

☐    What are broker non-votes?

The New York Stock Exchange permits brokers to vote their customers' shares on routine matters when the brokers have not received voting instructions from their customers. The election of directors and the ratification of independent auditors are examples of routine matters on which brokers may vote in this way. Brokers may not vote their customers' shares on non-routine matters such as the stockholder proposal to declassify the Board of Directors, and the stockholder proposal to elect directors by a majority vote, unless they have received voting instructions from their customers. Non-voted shares on non-routine matters are broker non-votes.

☐    What constitutes a quorum?

Under our by-laws, a quorum is one-third of the voting power of the outstanding shares of stock entitled to vote.

☐    Will my vote be confidential?

All voting records which identify stockholders are kept permanently confidential except as necessary to meet legal requirements and in other limited circumstances such as proxy contests. The vote tabulators and the inspector of elections are required to execute confidentiality agreements.

☐    How will voting be conducted on other matters raised at the meeting?

If any matters are presented at the meeting other than the proposals on the proxy card, the proxy committee will vote on them using their best judgment. Your signed proxy card, or your telephone or Internet vote, gives them the authority to do this. Under our by-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received by our corporate Secretary on or after December 30, 2004 and no later than January 29, 2005, and it must have been accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented other than those on the proxy card.

☐    When must stockholder proposals be submitted for the 2006 annual meeting?

Stockholder proposals submitted for inclusion in our 2006 proxy statement must be received in writing by our corporate Secretary no later than the close of business on November 17, 2005. Stockholder proposals submitted outside the process for inclusion in the proxy statement must be received from stockholders of record on or after January 1, 2006 and no later than January 31, 2006 and must be accompanied by certain information about the stockholders making the proposals, in accordance with our by-laws.

The Board of Directors and Governance Matters

Under our by-laws and the laws of Delaware, Marathon's state of incorporation, the business and affairs of Marathon are managed under the direction of the Board of Directors. The Board met nine times in 2004. Their attendance averaged approximately 99 percent. Under our Corporate Governance Principles, directors are expected to attend the annual meeting of stockholders, and in 2004 all of our directors attended the meeting.

With respect to a lead or presiding director, the chairman of the Board presides at all meetings of stockholders and of the Board of Directors. In circumstances where the outside directors meet without the chairman or in circumstances where the chairman is unavailable, the chairman of the Corporate Governance and Nominating Committee presides at any such meeting, unless the Board determines that another director should lead the discussion due to the particular subject matter being discussed.

The Board has four principal committees, all the members of which are independent, non-employee directors. These committees are described on this and the following pages. The table below shows the current committee memberships of each director and the number of meetings that each corresponding committee held in 2004.

Board Committee Memberships

Director	Audit Committee		Compensation Committee		Corporate Governance and Nominating Committee		Committee on Financial Policy
Charles F. Bolden, Jr.	X				X		X
David A. Daberko	X				X		X	*
William L. Davis	X		X				X
Shirley Ann Jackson	X	*	X		X
Philip Lader			X		X		X
Charles R. Lee	X				X		X
Dennis H. Reilley	X		X		X	*
Seth E. Schofield			X		X		X
Douglas C. Yearley	X		X	*			X
Number of Meetings in 2004 of Corresponding Committee	6		5		4		4

*
Chair

Board and Committee Independence

The principal committee structure of the Board includes audit, compensation, corporate governance and nominating, and financial policy. These committees are comprised entirely of independent directors.

In determining independence, the Board affirmatively determines whether directors have no material relationship with the Company. When assessing materiality, the Board considers all relevant facts and circumstances including, without limitation, transactions between the Company and the director directly or organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Board further considers whether the transactions were at arm's length in the ordinary course of business and whether the transactions were consummated on terms and conditions similar to those of unrelated parties. In addition, the Board uses the following categorical standards to determine director independence: (1) not being a present or former employee, or having an immediate family member as an executive officer, of the Company within the past three years; (2) not personally receiving, or having an immediate family member receive, any direct compensation from the Company in excess of $100,000 during any twelve-month period within the last three years, other than compensation for board or committee service, pension or other forms of deferred compensation for prior service, or compensation paid to an immediate family member who is a non-executive employee of the Company; (3) with respect to the Company's external auditor, (a) not being engaged, or having an immediate family member engaged, as a current partner by the Company's external auditor, (b) not being a current employee of the Company's external auditor, (c) not having an immediate family member who is a current employee of the Company's external auditor and who participates in such firm's audit, assurance or tax compliance (but not tax planning) practice, or (d) not being engaged or employed or having an immediate family member engaged or employed, within the past three years (but is no longer) a partner or employee of such firm and personally worked on the Company's audit within that time; (4) not being employed, or having an immediate family member employed, within the past three years as an executive officer of another company where now or at any time during the past three years any of the Company's present executive officers serve or served on the other company's compensation committee; (5) not being a current employee, or having an immediate family member who is a current executive officer, of a company that makes or made payments to, or receives or received payments from, the Company for property or services in an amount which, in any of the three preceding fiscal years, exceeded the greater of $1 million, or 2% of the other company's consolidated gross revenues; and (6) not being an executive officer of a tax-exempt organization of which the Company has within the three preceding fiscal years made any contributions to that organization in any single fiscal year that exceeded the greater of $1 million, or 2% of the tax-exempt organization's consolidated gross revenues.

Applying these categorical standards, the Board determined that the following directors qualify as independent: Charles F. Bolden, Jr.; David A. Daberko; William L. Davis; Shirley Ann Jackson; Philip Lader; Charles R. Lee; Dennis H. Reilley; Seth E. Schofield; Thomas J. Usher; and Douglas C. Yearley.

Audit Committee

The Audit Committee has a written charter adopted by the Board, which is available on the Company's website at http://www.marathon.com/Audit    Committee    Charter/. The charter requires the committee to reassess and report to the Board on the adequacy of the charter on an annual basis, which the committee did in 2004. All the members of the Audit Committee are independent (as independence is defined in Exchange Act Rule 10A-3, as well as the general independence requirements of NYSE Rule 303A.02).

This committee is, among other things, responsible for:

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appointing, replacing, compensating and overseeing the work of the independent auditor;

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reviewing the fees proposed by the independent auditor for the coming year and approving in advance all audit, audit-related, tax and permissible non-audit services to be performed by the independent auditor;

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separately meeting with the independent auditors, the internal auditors and management with respect to the status and results of their activities;

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reviewing with the chief executive officer, the chief financial officer, and the general counsel the Company's disclosure controls and procedures and management's conclusions about the efficacy of such disclosure controls and procedures;

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reviewing, approving and discussing with management and the independent auditors the annual and quarterly financial statements, the annual report to stockholders, and the Form 10-K;

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reviewing earnings press releases, as well as financial information and earnings guidance issued publicly or provided to analysts and rating agencies; and

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completing an annual performance evaluation of this committee.

The Audit Committee has the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, and to retain outside legal, accounting or other consultants.

Audit Committee Policy for Pre-Approval of Audit, Audit-Related, Tax and Permissible Non-Audit Services

Effective January 1, 2003, the Audit Committee adopted the Audit Committee Policy for Pre-Approval of Audit, Audit-Related, Tax and Permissible Non-Audit Services. This policy is attached as Appendix I to this proxy statement and is also available on the Company's website at http://www.marathon.com/Policy    PreAppAudit    Tax    NonAudit/. Among other things, this policy sets forth the procedure for the committee to pre-approve all audit, audit-related, tax and permissible non-audit services, other than as provided under the de minimus exception. Notwithstanding the de minimus exception, it is the intent of the committee that standard practice will be to pre-approve all permissible non-audit services. The committee delegated pre-approval authority of up to $500,000 to the Audit Committee Chair for unbudgeted items.

Audit Committee Financial Expert

Based on the attributes, education and experience requirements set forth in Section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board of Directors has determined that David A. Daberko, Charles R. Lee, and Dennis H. Reilley each qualify as an "Audit Committee Financial Expert."

•
Mr. Daberko is currently the Chairman of the Board and Chief Executive Officer of National City Corporation. In addition to certifying the effectiveness of internal controls and procedures required by his position as CEO, Mr. Daberko's previous positions with National City required him to oversee internal accounting controls and set internal control policy. As head of bank investments, he was responsible for overseeing accounting for that area. Mr. Daberko holds a MBA in finance from Case Western Reserve University.

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Mr. Lee held positions as Senior Vice President-Finance for Penn Central Corp. and Columbia Pictures Industries Inc., and Senior Vice President of Finance with GTE Corporation. He received a MBA with distinction from the Harvard Graduate School of Business Administration.

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Mr. Reilley is the Chairman, President and Chief Executive Officer of Praxair, Inc. In addition to certifying the effectiveness of internal controls and procedures required by his position as CEO, Mr. Reilley's experience includes serving as chair of Entergy Corporation's audit committee. He holds a Bachelor of Science in finance from Oklahoma State University.

Guidelines for Hiring of Employees or Former Employees of the Independent Auditor

The Audit Committee adopted guidelines for hiring of employees or former employees of the independent auditor. In summary, these guidelines provide that the Company shall not hire any employee or former employee of its independent auditor for a position in a financial reporting oversight role if such employee or former employee was the lead or concurring partner, or any other member of the audit engagement team who provides more than ten hours of audit, review or attest services during the one-year period preceding the date of the initiation of the audit. A complete set of these guidelines is available on the Company's website at http://www.marathon.com/Guide    Hire    Employees    Indep    Auditor/.

Policy for Whistleblowing Procedures

Effective August 1, 2003, the Audit Committee adopted and approved the Company's Policy for Whistleblowing Procedures. This policy establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Policy for Whistleblowing Procedures is available on the Company's website at http://www.marathon.com/Policy    Whistleblowing    Procedures/.

Compensation Committee

The Compensation Committee is composed solely of directors who satisfy all criteria for independence under applicable law and the rules of the New York Stock Exchange and who, in the opinion of the Board, are free of any relationship that would interfere with their exercise of independent judgment as members of the committee.

This committee is, among other things, responsible for:

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making recommendations to the Board and to the boards of subsidiaries on all matters of policy and procedures relating to executive compensation;

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establishing the chief executive officer's compensation level based on the Board's performance evaluation of the chief executive officer;

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approving the compensation of the other executive officers, and reviewing the succession plan relating to positions held by the other executive officers;

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recommending to the Board and administering the incentive compensation plans and equity-based plans of the Company;

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confirming the achievement of performance levels under the Company's incentive compensation plans; and

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evaluating its performance on an annual basis.

The Charter of the Compensation Committee is available on the Company's website at http://www.marathon.com/Charter    Comp    Committee/.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is composed solely of independent directors in accordance with the rules of the New York Stock Exchange. The committee's primary purpose is to discharge the Board's responsibility related to public policy matters, the development and implementation of a set of corporate governance principles, the identification of individuals qualified to become board members, and the review of the qualifications and make-up of the Board membership.

The committee is, among other things, responsible for:

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reviewing and making recommendations to the Board concerning the appropriate size and composition of the Board, including candidates for election or re-election as directors, the criteria to be used for the selection of candidates for election as directors, the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, the composition and functions of the Board committees, and all matters relating to the development and effective functioning of the Board;

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considering and recruiting candidates to fill positions on the Board;

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considering nominees recommended by stockholders for election as directors;

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reviewing and making recommendations to the Board of each Board committee's membership and committee chairpersons including, without limitation, a determination of whether one or more Audit Committee members qualifies as an "audit committee financial expert" in accordance with applicable law;

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assessing and recommending overall corporate governance practices;

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establishing the process and administering the evaluation of the Board;

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reviewing public issues identified by management and the Company's efforts in addressing these public issues through research, analysis, lobbying efforts and participation in business and government programs;

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reviewing and approving codes of conduct applicable to directors, officers and employees;

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reviewing the Company's policy statement on stockholders' rights plans and reporting any recommendations to the Board; and

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evaluating its performance on an annual basis.

A current copy of the Corporate Governance and Nominating Committee's Charter is available on the Company's website at http://www.marathon.com/Charter    CorpGovNom    Committee/.

Director Identification and Selection

The process for director selection and director qualifications are set forth in Article III, Section (a) of the Company's Corporate Governance Principles which are available on the Company's website at http://www.marathon.com/Corporate    Governance    Principles/. In summary, the chairman of the Corporate Governance and Nominating Committee and the Chief Executive Officer should work with a third party professional search firm to review director candidates and their credentials. At least one member of the committee, the Chairman of the Board, and the Chief Executive Officer should meet with the director candidate. This screening process applies to nominating committee recommended nominees, as well as nominees recommended by the stockholders in accordance with the Company's by-laws. The criteria for selecting new directors include their independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the Company's Corporate Governance Principles, their integrity and judgment, their records of public service, their ability to devote sufficient time to the affairs of the Company, the diversity of backgrounds and experience they will bring to the Board, and the needs of the Company from time to time. Directors should also be individuals of substantial accomplishment with demonstrated leadership capabilities and that they should represent all stockholders and not any special interest group or constituency. The Committee's Charter also gives the Committee the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms.

Code of Ethics for Senior Financial Officers

Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 and its associated regulations, the Corporate Governance and Nominating Committee approved and adopted a Code of Ethics for Senior Financial Officers which is available on the Company's website at http://www.marathon.com/Code    Ethics    Sr    Finan    Off/. As required, this code applies to the Company's principal executive officer, the principal financial officer, the principal accounting officer or controller, or persons performing similar functions, and mandates that these officers, among other things:

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act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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provide full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

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comply with applicable governmental laws, rules and regulations; and

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promote the prompt internal reporting of violations of this Code of Ethics to the chair of the Audit Committee of the Board of Directors and to the appropriate person or persons identified in the Company's Code of Business Conduct.

The code further provides that any violation will be subject to appropriate discipline, up to and including dismissal from the Company and prosecution under the law.

Committee on Financial Policy

The Committee on Financial Policy provides oversight with respect to the appropriate capital structure and financial policies of Marathon. Its key responsibility in that role is to make recommendations to the Board concerning dividends. A copy of the committee charter is available on the Company's website at http://www.marathon.com/Charter_Comm_FinanPolicy/.

The committee is, among other things, responsible for:

•
approving financings by Marathon (except financings which involve the issuance of common stock), including the recommendation of action to subsidiaries, partnerships and joint ventures;

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authorizing loans to outside entities, guarantees by Marathon of the credit of others, and other uses of Marathon credit; and

•
evaluating its performance on an annual basis and develop criteria for the evaluation.

Corporate Governance Principles

The Board of Directors adopted the Company's Corporate Governance Principles, amended and restated as of January 1, 2005. These principles are available on the Company's website at http://www.marathon.com/Corporate_Governance_Principles/. In summary, the Corporate Governance Principles address the general functioning of the Board, including its responsibilities, the Board size, director elections and limits on the number of Board memberships. These principles also address Board independence, committee composition, the lead director position, the process for director selection and director qualifications, the Board's performance review, the Board's planning and oversight functions, director compensation and director retirement and resignation.

Communications from Security Holders

Security holders may send communications to the Board through the Secretary of the Company. You may communicate with the Chair of our Audit, Compensation, Corporate Governance and Nominating, and Financial Policy Committees by sending an e-mail to auditchair@marathonoil.com, compchair@marathonoil.com, corpgovchair@marathonoil.com, or finpolicychair@marathonoil.com, respectively. You may communicate with our outside directors, individually or as a group, by sending an e-mail to non-managedirectors@marathonoil.com.

The Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be considered appropriate for consideration by the directors include commercial solicitations and matters not relevant to the security holders, to the functioning of the Board, or to the affairs of the Company.

Availability of Governance Documents

Stockholders may obtain a print copy of the Company's corporate governance documents, including the Corporate Governance Principles, committee charters, and code of business conduct, by contacting our Investor Relations office.

Compensation of Directors

Our by-laws require that each non-employee director be paid compensation and attendance fees as the Board may from time to time determine. Directors who are employees of Marathon receive no compensation for their service on the Board. In 2004, we paid our non-employee directors as follows:

Annual Retainer	$60,000
Annual Non-Retainer Common Stock Unit Award	$40,000
Committee Membership Fee	$5,000 ($10,000 for audit committee chair) ($6,000 for other committee chairs)
Meeting Fee (for Board or committee meeting attendance)	$2,000

In addition to the annual retainer, we also paid our Chairman of the Board, Mr. Usher, a chairman's fee of $240,000 in 2004. The chairman does not receive meeting fees for his attendance.

Mr. Usher received cash payments in 2004 of $6,076,564 due to the exercise of stock appreciation rights previously granted to him in connection with his service as Chief Executive Officer of the Company. In February 2005, a cash payment of $6,313,000 was made to Mr. Usher due to the exercise of stock appreciation rights previously granted to him in connection with the separation of the businesses of the U.S. Steel Group and Marathon Group and his agreement to serve as Chairman, Chief Executive Officer and President of United States Steel Corporation, Chairman of the Board of Directors of Marathon, and Chairman of the Board of Managers of MAP.

Under our Deferred Compensation Plan for Non-Employee Directors, non-employee directors are required to defer half of their annual retainer in the form of common stock units. A common stock unit is what is sometimes referred to as "phantom stock" because initially no stock is actually issued. Instead, we keep an unfunded book entry account for each director that shows how many common stock units he or she has. We credit each non-employee director's deferred stock account with common stock units on the date he or she would otherwise receive the annual retainer payment. The ongoing value of each common stock unit equals the market price of the common stock. When dividends are paid on Marathon's common stock, we credit each account with equivalent amounts in additional common stock units. Then, when a director leaves the Board, he or she is issued actual shares of common stock corresponding to the number of common stock units in his or her account. We believe this is an effective way to increase the directors' equity holdings in Marathon and thereby further align their interests with those of our stockholders.

Directors may elect to defer the remaining portion of their annual retainer in the form of cash. This unfunded deferred cash benefit may be invested in certain investment options offered under the plan, which mirror the investment options offered to employees under the Marathon Oil Company Thrift Plan with the exception of the Marathon common stock fund. When a director leaves the Board, he or she receives the deferred cash either in a lump sum or in installments over ten years.

If Marathon were to undergo a change in control resulting in the removal of a non-employee director from the Board, that director would receive a cash payment equal to the value of his or her deferred stock and deferred cash accounts.

Non-employee directors, other than the Chairman, also receive an annual non-retainer common stock unit award. Each year, the eligible directors receive a certain number of common stock units based on Marathon's stock price on the date of grant. The non-retainer common stock units are credited to a bookkeeping account and receive dividend payments in the same manner as the deferred stock unit awards described above. They vest upon the director's departure from the Board and are paid in actual shares of common stock.

In 2004, the Corporate Governance and Nominating Committee commissioned an independent compensation consulting firm to conduct a review of director compensation. Based on the results of this review, the Board approved a $20,000 increase to the annual non-retainer common stock unit award effective in 2005. As of January 2005, the annual non-retainer common stock unit award was valued at $60,000.

Pursuant to the director stock award program, under the stockholder-approved 2003 Incentive Compensation Plan, each non-employee director may receive a matching grant of up to 1,000 shares of common stock upon his or her initial election to the Board. In order to qualify, a director must purchase an equivalent number of shares in the open market during the 60 days following his or her initial election to the Board.

The Board of Directors has established stock ownership guidelines for non-employee directors of five times the annual retainer fee to be achieved by January 1, 2009.

Proposals of the Board

The Board will present the following proposals at the meeting:

Proposal No. 1

Election of Directors

Marathon's Restated Certificate of Incorporation divides the directors into three classes: Class I, Class II and Class III. Each class must consist, as nearly as possible, of one-third of the directors. Once elected, directors serve for a term of three years and until their successors are duly elected and qualified. At each annual meeting, directors who are elected to succeed directors whose terms have expired are identified as being of the same class as those they succeed. A director elected to fill a vacancy is elected to the same class as the director he or she succeeds, and a director elected to fill a newly created directorship holds office until the next election of the class to which he or she is elected.

Our by-laws require the Board to fix the number of directors, and under our Corporate Governance Principles, the Board is charged with endeavoring to maintain between ten and fourteen members. The current four Class III directors are nominees for election this year for a three-year term that will expire at the 2008 annual meeting. All directors except Mr. Lader (who was elected by the Board effective September 1, 2002) have previously been elected by the stockholders. Of the eleven current directors, one is an officer of Marathon, seven have top executive experience with a wide variety of businesses, one has a distinguished career in academia, business and government, one has a distinguished career as an international business leader and diplomat, and one has a distinguished career with the military and the National Aeronautics and Space Administration. A brief statement about the background of each nominee and each continuing director is given on the following pages. If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by the Board.

Our by-laws describe the procedures that must be used in order for someone nominated by a stockholder of record to be eligible for election as a director. They require that notice be received by the Secretary at least 45 days, but not more than 75 days, before the first anniversary of the date on which we first mailed our proxy materials for the preceding year's annual meeting of stockholders. The notice must contain certain information about the nominee, including his or her age, address, occupation and share ownership, as well as the name, address and share ownership of the stockholder giving the notice.

Nominees for Class III Directors

Terms Expire 2008

Shirley Ann Jackson Director since 2000 Age 58

 President, Rensselaer Polytechnic Institute

Dr. Jackson received a BS degree in physics in 1968, and a Ph.D. in theoretical elementary particle physics in 1973, from the Massachusetts Institute of Technology. She was a research associate at the Fermi National Accelerator Laboratory, a visiting scientist at the European Center for Nuclear Research and, from 1976 to 1991, a theoretical physicist at the former AT&T Bell Laboratories. Dr. Jackson was a professor of theoretical physics at Rutgers University from 1991 to 1995. She was Chairman of the U. S. Nuclear Regulatory Commission from 1995 to 1999. Dr. Jackson was named President of Rensselaer Polytechnic Institute in 1999. She is a director of United States Steel Corporation, Federal Express Corporation, AT&T Corp., Medtronic, Inc., and Public Service Enterprise Group Incorporated. Dr. Jackson is also a director of the New York Stock Exchange. She is a member of the Board of Trustees for Massachusetts Institute of Technology, Georgetown University, Rockefeller University, and the Brookings Institute. Dr. Jackson holds 32 honorary degrees, was awarded the New Jersey Governor's Award in Science in 1993, and was inducted into the National Women's Hall of Fame in 1998, and named a fellow of the Association for Women in Science in 2004. In 2005, she will chair the American Association for the Advancement of Science.

Philip Lader                        Director since 2002                        Age 58

 Non-executive Chairman of WPP Group plc

Ambassador Lader received a bachelor's degree from Duke University (Phi Beta Kappa), a master's degree from the University of Michigan and a juris doctor degree from Harvard Law School, with subsequent graduate studies in law at Oxford University. Awarded honorary doctorates by 14 universities and colleges, he served as U.S. Ambassador to the Court of St. James's from 1997 through 2001 and was White House Deputy Chief of Staff, Deputy Director of the Office of Management and Budget, and Administrator of the U.S. Small Business Administration. Formerly President of Sea Pines Company and Executive Vice President of Sir James Goldsmith's U.S. holding company, he is non-executive Chairman of WPP Group plc, the global advertising/communications services company, which includes J. Walter Thompson, Ogilvy & Mather, and Young & Rubicam, a Senior Advisor to Morgan Stanley, and a partner in the law firm of Nelson, Mullins, Riley & Scarborough. Ambassador Lader serves on the Boards of Directors of WPP Group plc, RAND and AES Corporations, and Lloyd's (of London), and is a Trustee of the British Museum.

Seth E. Schofield                        Director since 1994                        Age 65

Retired Chairman and Chief Executive Officer, USAir Group

Mr. Schofield graduated from the Harvard Business School Program for Management Development in 1975. He served in various corporate staff positions after joining USAir in 1957 and became Executive Vice President-Operations in 1981. Mr. Schofield served as President and Chief Operating Officer from 1990 until 1991. He was elected President and Chief Executive Officer in 1991 and became Chairman of the boards of USAir Group and USAir, Inc. in 1992. He retired in January 1996. Mr. Schofield is a director of United States Steel Corporation and Calgon Carbon Corp. He also is a member of the Advisory Board and Investment Committee of Desai Capital Management.

Douglas C. Yearley                        Director since 1992                        Age 69

 Chairman Emeritus, Phelps Dodge Corporation

Mr. Yearley graduated from Cornell University with a Bachelor's degree in metallurgical engineering and attended the Program for Management Development at Harvard Business School. He joined Phelps Dodge in 1960 in project development. He held several key positions before being elected Executive Vice President and a director in 1987, Chairman and Chief Executive Officer in 1989 and President in 1991. He retired in May 2000. He is a director of United States Steel Corporation, Lockheed Martin Corporation, and Heidrick & Struggles International, Inc. He was a director of J.P. Morgan & Co. Incorporated and Morgan Guaranty Trust Company of New York from 1993 to 2000, and Southern Peru Copper Corporation from 1991 to 2000. He is a member of the National Council of the World Wildlife Fund, and a graduate member of The Business Council.

Continuing Class I Directors

Terms Expire 2006

Clarence P. Cazalot, Jr.                        Director since 2000                        Age 54

 President and Chief Executive Officer, Marathon Oil Corporation

Mr. Cazalot graduated from Louisiana State University in 1972 with a BS degree in geology, and joined Texaco Inc. that same year as a geophysicist. After holding a number of increasingly responsible management positions, Mr. Cazalot was elected a Vice President of Texaco Inc. and President of Texaco's Latin America/West Africa Division in 1992. In 1994, he was named President of Texaco Exploration and Production Inc. Mr. Cazalot was appointed President of Texaco International Marketing and Manufacturing in 1997, and in 1998 he was named President-International Production and Chairman of London-based Texaco Ltd. He was elected President of Texaco's worldwide production operations in 1999. Mr. Cazalot joined USX Corporation as Vice Chairman and Marathon Oil Company as President in March 2000. Effective upon the separation of USX's steel and energy businesses on January 1, 2002, Mr. Cazalot was named President and Chief Executive Officer of Marathon Oil Corporation. He also serves as Chairman of the Board of Managers of Marathon Ashland Petroleum LLC. Mr. Cazalot serves on the Boards of Directors of Baker Hughes Incorporated, the US-Saudi Arabian Business Council, the American Petroleum Institute and the Greater Houston Partnership.

David A. Daberko                        Director since 2002                        Age 59

 Chairman of the Board and Chief Executive Officer, National City Corporation

Mr. Daberko graduated from Denison University with a BA and from Case Western Reserve University with an MBA. He joined National City Bank in 1968 as a management trainee and held a number of management positions within the company. In 1985, he led the assimilation of the former BancOhio National Bank into National City Bank, Columbus. In 1987, Mr. Daberko was elected Deputy Chairman of the corporation and President of National City Bank in Cleveland. He served as President and Chief Operating Officer from 1993 until 1995 when he was named Chairman and Chief Executive Officer. Mr. Daberko is a director of OMNOVA Solutions, Inc. He is a trustee of Case Western Reserve University, University Hospitals Health System, Hawken School, Greater Cleveland Partnership and the American Bankers Association.

William L. Davis                        Director since 2002                        Age 61

 Retired Chairman, President and Chief Executive Officer, R.R. Donnelley & Sons Company

Mr. Davis graduated from Princeton University in 1965 with a BA degree. From 1977 through 1997 he held a variety of positions with Emerson Electric Company, including the position of President of two of its subsidiaries, Appleton Electric Company and Skil Corporation, and Senior Executive Vice President for the Emerson Tool Group, the Industrial Motors and Drives Group and the Process Control Group. Mr. Davis joined R.R. Donnelley & Sons Company in 1997 as the Chairman and Chief Executive Officer. In 2001, he accepted the responsibility as President of the company. Mr. Davis retired as Chairman, President and Chief Executive Officer of R.R. Donnelley & Sons Company in February 2004. He is Chairman of the Board of Evanston Northwestern Healthcare and a former director of Mallinckrodt. Mr. Davis is a trustee of Northwestern University.

Continuing Class II Directors

Terms Expire 2007

Charles F. Bolden, Jr. Director since 2003 Age 58

 Independent Military and Aerospace Consultant

Mr. Charles F. Bolden, Jr. received a Bachelor of Science degree from the U.S. Naval Academy, a Master of Science degree in systems management from the University of Southern California, and is a graduate of the U.S. Naval Test Pilot School at Patuxent River, Maryland. He has received Honorary Doctorates from several distinguished universities. He was a space shuttle pilot astronaut for the National Aeronautics and Space Administration (NASA) for 13 years, flying four space missions. From April 1992 to June 1993 Mr. Bolden served as Assistant Deputy Administrator for NASA. He was assigned Deputy Commanding General, 1MEF, Marine Forces, Pacific in 1997. Mr. Bolden served as Commanding General, 1 MEF (FWD) for Operation Desert Thunder in Kuwait from February to June 1998. In July 1998, he was promoted to Major General serving as the Commanding General of the Third Marine Aircraft Wing. Mr. Bolden retired from the United States Marine Corps on January 1, 2003 after serving 34 and a half years. He has been awarded a number of military and NASA decorations. Mr. Bolden was the President and Chief Operating Officer of American PureTex Water Corporation and PureTex Water Works from January to April 2003. He was Senior Vice President at TechTrans International, Inc. from April 2003 until January 1, 2005. Mr. Bolden is currently an independent military and aerospace consultant. He is a director of GenCorp Inc. and Palmetto GBA, a subsidiary of BlueCross BlueShield of South Carolina. Mr. Bolden is a trustee for the University of Southern California, and is also a director of the Military Child Education Coalition, the Family Literacy Foundation, and the Tailhook Education Foundation.

Charles R. Lee                        Director since 1991                        Age 64

 Retired Chairman of the Board, Verizon Communications Inc.

Mr. Lee received his bachelor's degree in metallurgical engineering from Cornell University and an MBA with distinction from the Harvard Graduate School of Business Administration. He served in various financial and management positions before becoming Senior Vice President-Finance for Penn Central Corp. and then Columbia Pictures Industries Inc. In 1983, Mr. Lee joined GTE Corporation (which merged with Bell Atlantic Corporation to form Verizon Communications in 2000) as Senior Vice President of Finance and in 1986 was named Senior Vice President of Finance and Planning. He was elected President, Chief Operating Officer and Director in December 1988 and was elected Chairman of the Board and Chief Executive Officer of GTE in 1992. Mr. Lee served as Chairman of the Board and Co-CEO of Verizon Communications from June 30, 2000 through March 31, 2002. He served as non-executive Chairman of the Board from April 2002 to December 2003. He is a director of United States Steel Corporation, The Proctor & Gamble Company, United Technologies Corporation, DIRECTV Group, Inc., American Institutes for Research, and Project GRAD USA. Mr. Lee is a member of the Board of Overseers of Weill Cornell Medical College. He is a member of The Business Council. Mr. Lee is also a Trustee Emeritus and Presidential Councilor of Cornell University.

Dennis H. Reilley                        Director since 2002                        Age 51

 Chairman, President and Chief Executive Officer, Praxair, Inc.

Mr. Reilley graduated from Oklahoma State University with a BS in finance in 1978. He began working at Conoco, Inc. in 1975 as a pipeline engineer and in 1979 was promoted to Executive Assistant to the Chairman. Mr. Reilley held many key positions at E. I. Du Pont de Nemours & Company which purchased Conoco in 1981. He held senior management positions in DuPont's Chemicals and Specialties business including Vice President and General Manager of Special Chemicals. In May 1999 he was appointed Executive Vice President and Chief Operating Officer of DuPont with responsibility for pigments and chemicals, specialty polymers, nylon and polyester. Mr. Reilley became Chairman, President and Chief Executive Officer of Praxair, Inc. in 2002. He is a director of Entergy Corporation and the Conservation Fund. Mr. Reilley is former Chairman of the American Chemistry Council.

Thomas J. Usher                        Director since 1991                        Age 62

 Non-executive Chairman of the Board, Marathon Oil Corporation and Non-executive Chairman of the Board, United States Steel Corporation

Mr. Usher graduated from the University of Pittsburgh with a BS degree in industrial engineering, an MS degree in operations research and a Ph.D. in systems engineering. He joined United States Steel Corporation ("U. S. Steel") (later renamed USX Corporation) in 1965 and held various positions in industrial engineering. From 1975 through 1979, he held a number of management positions at U. S. Steel's South and Gary Works. Mr. Usher was elected Executive Vice President-Heavy Products in 1986, President-U. S. Steel Group and director of USX in 1991, President and Chief Operating Officer of USX in 1994 and Chairman of the Board and Chief Executive Officer effective July 1, 1995. He retired as Chief Executive Officer of United States Steel Corporation in September 2004. Mr. Usher is the non-executive Chairman of the Board of United States Steel Corporation, and a director of H. J. Heinz Co., The PNC Financial Services Group, Inc., and PPG Industries, Inc. He is a trustee of the University of Pittsburgh, and a director of the Extra Mile Education Foundation and the Boy Scouts of America. Mr. Usher is a member of the Business Council.

Proposal No. 2

Ratification of Independent Auditors for 2005

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has served as independent auditors of the Company for many years. We believe that their knowledge of Marathon's business and its organization gained through this period of service is very valuable. In accordance with the established policy of the firm, partners and employees of PricewaterhouseCoopers assigned to the Marathon engagement are periodically rotated, thus giving Marathon the benefit of new thinking and approaches in the audit area. We expect representatives of PricewaterhouseCoopers to be present at the meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

For the year 2004, PricewaterhouseCoopers performed professional services in connection with audits of Marathon's consolidated financial statements and internal control over financial reporting, certain subsidiaries and certain pension and other employee benefit plans. They also reviewed quarterly reports and other filings with the Securities and Exchange Commission and other agencies.

Proposals of Stockholders

Stockholders will present the following proposals at the meeting:

Proposal No. 3

Declassification of the Board of Directors

The Central Pension Fund of the International Union of Operating Engineers and Participating Employers, 4115 Chesapeake Street, N.W., Washington, D.C. 20016-4655, beneficial owner of at least 55,213 shares of common stock, has given notice that it intends to present the following resolution for adoption by the shareholders at the annual meeting of stockholders. In accordance with applicable proxy regulations, the proposal and supporting statement, for which the Company accepts no responsibility, are set forth below.

SHAREHOLDER PROPOSAL

BE IT RESOLVED that the stockholders of Marathon Oil Corporation ("Company") urge the Board of Directors to take the necessary steps, in compliance with Delaware state law, to declassify the Board of Directors for the purpose of director elections. The Board declassification shall be done in a manner that does not affect the unexpired terms of directors previously elected.

SUPPORTING STATEMENT

The Board of Directors of our Company is divided into three classes serving staggered, three-year terms. This type of board arrangement is commonly referred to as a "classified" board. A classified board structure is not in the best interests of the Company or the shareholders. The elimination of the staggered election of the Board of Directors would require each director to stand for election annually. Such a declassification of the board would allow shareholders, annually, the opportunity to register their views on the performance of the board collectively and each director individually.

Shareholders deserve the opportunity to vote on each director annually rather than once every three years. Any concerns that the annual election of all directors could leave our Company without experienced board members in the event that all incumbents are voted out are unfounded. In the event that the shareholders voted to replace the entire board, such action would reflect the discretion and will of the shareholders, and their judgment of the relative value of the incumbents' experience.

A classified board structure serves to protect the incumbency of the Board of Directors and current management, and limits accountability to shareholders. A classified board structure is unnecessary, reduces management accountability to shareholders and may negatively impact financial performance.

We urge your support FOR this proposal.

YOUR BOARD RECOMMENDS A VOTE AGAINST THE STOCKHOLDER
PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS

The classified Board of Directors was adopted in 1984 when Marathon stockholders decided by 87.2% of the votes cast in favor of the directors' proposal that the Board be divided into three classes of directors elected to staggered three-year terms with one class elected each year. The Board, and the overwhelming majority of stockholders, then believed that a classified board was in the Company's best interest. Your Board continues to hold this view.

Classified boards promote continuity and stability with a view to creating long-term stockholder value. The election of directors by classes is designed to prevent a sudden, disruptive change to the composition of the Board, which can occur if an entirely new Board is elected every year. A classified board further ensures that a majority of the directors at any time will have prior experience and in-depth knowledge of the Company and its strategic goals. Directors develop a more detailed understanding of the Company's operations, benefit from ongoing experience, and promote a long-term focus on the Company's strategic values.

For these reasons, the Board recommends that you vote AGAINST this proposal.

Proposal No. 4

Election of Directors by a Majority Vote

United Brotherhood of Carpenters Pension Fund, 101 Constitution Avenue, N.W., Washington, D. C. 20001, owner of at least 5,600 shares of common stock, has given notice that it intends to present the following proposal at the annual meeting of stockholders. In accordance with applicable proxy regulations, the proposal and supporting statement, for which the Company accepts no responsibility, are set forth below.

Director Election Majority Vote Standard Proposal

Resolved:    That the shareholders of Marathon Oil Corporation ("Company") hereby request that the Board of Directors initiate the appropriate process to amend the Company's governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

Supporting Statement:    Our Company is incorporated in Delaware. Among other issues, Delaware corporate law addresses the issue of the level of voting support necessary for a specific action, such as the election of corporate directors. Delaware law provides that a company's certificate of incorporation or bylaws may specify the number of votes that shall be necessary for the transaction of any business, including the election of directors. (DGCL, Title 8, Chapter 1, Subchapter VII, Section 216). Further, the law provides that if the level of voting support necessary for a specific action is not specified in the certificate of incorporation or bylaws of the corporation, directors "shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors."

Our Company presently uses the plurality vote standard for the election of directors. We feel that it is appropriate and timely for the Board to initiate a change in the Company's director election vote standard. Specifically, this shareholder proposal urges that the Board of Directors initiate a change to the director election vote standard to provide that in director elections a majority vote standard will be used in lieu of the Company's current plurality vote standard. Specifically, the new standard should provide that nominees for the board of directors must receive a majority of the vote cast in order to be elected or re-elected to the Board.

Under the Company's current plurality vote standard, a director nominee in a director election can be elected or re-elected with as little as a single affirmative vote, even while a substantial majority of the votes cast are "withheld" from that director nominee. So even if 99.99% of the shares "withhold" authority to vote for a candidate or all the candidates, a 0.01% "for" vote results in the candidate's election or re-election to the board. The proposed majority vote standard would require that a director receive a majority of the vote cast in order to be elected to the Board.

It is our contention that the proposed majority vote standard for corporate board elections is a fair standard that will strengthen the Company's governance and the Board. Our proposal is not intended to limit the judgment of the Board in crafting the requested governance change. For instance, the Board should address the status of incumbent directors who fail to receive a majority vote when standing for re-election under a majority vote standard or whether a plurality director election standard is appropriate in contested elections.

We urge your support of this important director election reform.

YOUR BOARD RECOMMENDS A VOTE AGAINST THE STOCKHOLDER
PROPOSAL TO ELECT DIRECTORS BY A MAJORITY VOTE

Marathon has a history of electing, by a plurality, a strong and independent Board of Directors. In the past ten years, every Director nominee has received an affirmative vote greater than 93.3% of the shares cast through the plurality process. Consequently, changing from the current plurality voting requirement to the proposed majority voting requirement would have had no effect on the outcome of any director elections over this period of time.

The plurality voting threshold is the accepted standard for the election of directors of publicly-traded companies, is the default standard under Delaware law and provides important advantages over the majority voting threshold suggested by the stockholder proposal. For example, the majority voting threshold may cause undesired vacancies on the Board, which may be disruptive to the Company and could lead to inefficiencies in the operation of the Board and its committees. In addition, this voting threshold may have a negative impact on stockholders who wish to elect someone other than a Board recommended nominee.

For these reasons, the Board recommends that you vote AGAINST this proposal.

Audit Committee Report

Our committee has reviewed and discussed Marathon's audited financial statements and its report on internal control over financial reporting for 2004 with Marathon's management. We have discussed with the independent auditors, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. We have received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with PricewaterhouseCoopers its independence. Based on the review and discussions referred to above, we recommended to the Board that the audited financial statements and the report on internal control over financial reporting for Marathon be included in the Company's Annual Report on Form 10-K for 2004 for filing with the Securities and Exchange Commission.

Shirley Ann Jackson, Chair

Charles F. Bolden, Jr.

David A. Daberko

William L. Davis

Charles R. Lee

Dennis H. Reilley

Douglas C. Yearley

Information Regarding the Independent Registered
Public Accounting Firm's Fees, Services and Independence

Independent Auditor Fees and Services

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") for the years ended December 31, 2004 and 2003 were:

	2004		2003
	(in 000's)		(in 000's)
Audit	$8,456	(1)	$3,676
Audit-Related	312		477
Tax
Tax Compliance	61		299
Other Tax	368		732
All Other	18		26

Total(2)	$9,215		$5,210

(1)
This amount includes $3.5 million for the internal control assessment required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Effective January 1, 2003, the Audit Committee adopted the Audit Committee Policy for Pre-Approval of Audit, Audit-Related, Tax and Permissible Non-Audit Services. This policy is attached as Appendix I to this proxy statement. Commencing with 2003, the Audit Committee pre-approved all the fees and services included within the scope of this policy. The Audit Committee did not utilize the de minimus exception in 2004 or 2003.

The Audit fees for the years ended December 31, 2004 and 2003 were for professional services rendered for the audit of the consolidated financial statements and audit of internal control over financial reporting of the Company, statutory and regulatory audits, issuance of comfort letters, consents, and assistance with and review of documents filed with the SEC.

The Audit-Related fees for the years ended December 31, 2004 and 2003 were for assurance and related services related to employee benefit plan audits, attest services that are not required by statute or regulation including services performed in 2003 related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and consultations concerning financial accounting and reporting standards.

Tax fees for the years ended December 31, 2004 and 2003 were for services related to tax compliance, including the preparation of tax returns and claims for refund; and tax planning and tax advice, including assistance with and representation in tax audits and appeals, assistance with customs audits, preparation of individual income tax returns for expatriates, executive tax services and requests for rulings or technical advice from tax authorities.

PricewaterhouseCoopers did not provide executive tax services in 2004 and has been replaced in 2005 as our provider of expatriate tax return preparation services.

Included in the 2004 tax fees is $200,000 of fees related to the completion of a contract with PricewaterhouseCoopers for a finding-based fee arrangement that commenced in 2001. The Company was reimbursed by United States Steel Corporation for the $200,000 paid to PricewaterhouseCoopers.

Further reducing the 2004 tax fees was a refund of fees totaling $287,573 related to a fee adjustment for the completion of a contract with PricewaterhouseCoopers for a finding-based fee arrangement that commenced in 1999.

All Other fees for the years ended December 31, 2004 and 2003 were for services rendered for accounting research software licenses, assistance with the preparation of statutory financial statements, assistance with filing of statistical information with government agencies, and record storage services.

Compatibility of PricewaterhouseCoopers' Services with its Independence

The Audit Committee has considered whether PricewaterhouseCoopers' provision of the services provided under "All Other" above is compatible with maintaining PricewaterhouseCoopers' independence, and the committee has determined that it is.

Security Ownership of Certain Beneficial Owners

The following table furnishes information concerning all persons known to Marathon to beneficially own five percent or more of the common stock of Marathon:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Outstanding Shares
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	50,252,000	(1)	14.5	%(1)
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	37,770,772	(2)	10.9	%(2)

(1)
Based on Schedule 13G dated February 9, 2005 which indicates that Capital Research and Management Company had sole voting power over no shares, shared voting power over no shares, sole dispositive power over 50,252,000 shares and shared dispositive power over no shares.

(2)
Based on Schedule 13G dated February 14, 2005 which indicates that Barclays Global Investors, NA is the beneficial owner of 37,770,772 shares and had sole voting power over 34,166,586 shares, shared voting power over no shares, sole dispositive power over 37,770,772 shares, and shared dispositive power over no shares. According to such Schedule 13G, (i) Barclays Global Investors, NA is the beneficial owner of 28,565,376 shares and has sole voting power over 25,256,878 shares, shared voting power over no shares, sole dispositive power over 28,565,376 shares, and shared dispositive power over no shares, (ii) Barclays Global Fund Advisors is the beneficial owner of 3,753,744 shares and has sole voting power over 3,474,656 shares, shared voting power over no shares, sole dispositive power over 3,753,744 shares, and shared dispositive power over no shares, (iii) Barclays Global Investors, Ltd. is the beneficial owner of 4,942,593 shares and has sole voting power over 4,925,993 shares, shared voting power over no shares, sole dispositive power over 4,942,593 shares, and shared dispositive power over no shares, (iv) Barclays Global Investors Japan Trust and Banking Company Limited. is the beneficial owner of 289,700 shares and has sole voting power over 289,700 shares, shared voting power over no shares, sole dispositive power over 289,700 shares, and shared dispositive power over no shares, (v) Barclays Life Assurance Company Limited is the beneficial owner of 17,854 shares and has sole voting power over 17,854 shares, shared voting power over no shares, sole dispositive power over 17,854 shares, and shared dispositive power over no shares, (vi) Barclays Capital Securities Limited is the beneficial owner of 18,205 shares and has sole voting power over 18,205 shares, shared voting power over no shares, sole dispositive power over 18,205 shares, and shared dispositive power over no shares, and (vii) Palomino Limited is the beneficial owner of 183,300 shares and has sole voting power over 183,300 shares, shared voting power over no shares, sole dispositive power over 183,300 shares and shared dispositive power over no shares.

Security Ownership of Directors and Executive Officers

The following table sets forth the number of shares of Marathon common stock beneficially owned as of January 31, 2005 by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. In calculating the percentage of outstanding stock, each listed person's stock options that are or may be exercisable within sixty days have been added to the total outstanding shares.

Name	Shares		Performance Shares/ Restricted Stock(4)	Stock Options Exercisable Prior to 04/01/05	Total Shares	% of Total Outstanding(6)
Charles F. Bolden, Jr.	5,974	(1)(2)			5,974	*
Clarence P. Cazalot, Jr.	68,572		196,980	876,667	1,142,219	*
David A. Daberko	10,246	(1)(2)(3)			10,246	*
William L. Davis	9,366	(1)(2)(3)(5)			9,366	*
Shirley Ann Jackson	10,230	(1)(2(3)			10,230	*
Philip Lader	9,481	(1)(2)(3)			9,481	*
Charles R. Lee	23,479	(1)(2)(3)			23,479	*
Dennis H. Reilley	10,346	(1)(2)(3)			10,346	*
Seth E. Schofield	16,974	(1)(2)(3)			16,974	*
Thomas J. Usher	16,017	(1)(3)(5)		500,500	516,517	*
Douglas C. Yearley	16,305	(1)(2)(3)(5)			16,305	*
Janet F. Clark	0		37,500	6,666	44,166	*
Philip G. Behrman	14,800	(3)(5)	22,910	109,033	146,743	*
Steven B. Hinchman	18,398	(3)	21,810	85,933	126,141	*
Steve J. Lowden	9,163		22,910	57,033	89,106	*
All Directors and Executive Officers as a group (21 persons)(1)(2)(3)(4)(5)					2,590,957	*

(1)
Includes annual retainer deferrals of Common Stock Units issued under the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors and the Marathon Oil Corporation 2003 Incentive Compensation Plan ("2003 Incentive Compensation Plan") as follows:

Common Stock Units
Charles F. Bolden, Jr.	3,151
David A. Daberko	5,422
William L. Davis	4,542
Shirley Ann Jackson	6,327
Philip Lader	4,542
Charles R. Lee	18,655
Dennis H. Reilley	5,422
Seth E. Schofield	12,954
Thomas J. Usher	4,316
Douglas C. Yearley	12,482
(2)
Includes 2,824 Common Stock Units issued as annual non-retainer director stock awards under the 2003 Incentive Compensation Plan.

(3)
Includes shares held under the Marathon Thrift Plan, the United States Steel Savings Fund Plan for Salaried Employees, the Dividend Reinvestment and Direct Stock Purchase Plan, and the Non-Employee Director Stock Plan.

(4)
Reflects performance shares or restricted stock granted under the 1990 Stock Plan and the 2003 Incentive Compensation Plan, which are subject to limits on sale and transfer and can be forfeited under certain conditions. Includes 15,000 restricted shares granted to Ms. Clark pursuant to her employment agreement, which vest on January 16, 2007, the third anniversary of the date of grant.

(5)
Includes 11,009 shares indirectly held by Mr. Usher through a Revocable Trust Account governed by a Revocable Trust Agreement, dated July 3, 2001, pursuant to which Mr. Usher is the settlor, co-trustee with his spouse and beneficial owner of the shares held in said account; includes 500 shares indirectly held by Mr. Yearley in a family trust; includes 1,000 shares indirectly held by Mr. Davis in the William L. Davis III Revocable Trust; and includes 200 shares held indirectly by Mr. Behrman through a Family Living Trust, pursuant to which Mr. Behrman's mother-in-law is the beneficiary, and Mr. Behrman's spouse is the trustee and has a remainder interest therein.

*(6)
The percentage of shares beneficially owned by each director or nominee, or each executive officer does not exceed one percent of the common shares outstanding; and the percentage of shares beneficially owned by all directors and executive officers of the Company, as a group, does not exceed one percent of the common shares outstanding.

Section 16(a) Beneficial Ownership
Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of beneficial ownership on Form 3 and changes in beneficial ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Based solely on the Company's review of the reporting forms and written representations provided to the Company from the individuals required to file reports, the Company believes that each of its executive officers and directors has complied with the applicable reporting requirements for transactions in the Company's securities during the fiscal year ended December 31, 2004, with the exception of one late report on Form 4 filed by Mr. Behrman. This late report related to the purchase of 200 shares of common stock by a family living trust, in which Mr. Behrman's mother-in-law is the beneficiary and his spouse is the trustee and has a remainder interest therein. Mr. Behrman has disclaimed beneficial ownership of this common stock to the extent of his and/or his spouse's pecuniary interest therein.

Executive Compensation and Other Information

The following table sets forth certain information concerning the compensation awarded to, earned by, or paid to Mr. Cazalot, President and Chief Executive Officer, and the other four most highly compensated executive officers of Marathon who were serving as executive officers at the end of 2004, for services rendered in all capacities during 2004, 2003 and 2002.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
All Other Compensation(8) ($)
Name and Principal Position	Year	Salary(1)(2) ($)	Bonus(2)(3) ($)	Other Annual Compensation(4) ($)	Restricted Stock(5) ($)	Options/ SARs(6) (#)	LTIP Payouts(7) ($)
C. P. Cazalot, Jr. President and Chief Executive Officer	2004 2003 2002	975,000 900,000 783,333	2,100,000 1,800,000 1,100,000	190,979 111,306 68,213		300,000 350,000 240,000	1,406,579 998,912 704,700	166,315 120,000 178,625
J. F. Clark Senior Vice President and Chief Financial Officer	2004	396,923	720,000	27,375	501,150	147,400	0	41,077
P. G. Behrman Senior Vice President, Worldwide Exploration	2004 2003 2002	318,750 300,000 290,000	305,000 350,000 215,000	22,438 22,042 15,422		49,100 36,100 42,000	165,697 117,114 88,578	40,079 30,884 34,800
S. B. Hinchman Senior Vice President, Worldwide Production	2004 2003 2002	318,750 300,000 250,000	295,000 325,000 290,000	19,259 14,392 11,107		43,000 36,100 42,000	165,697 117,114 88,578	38,579 35,400 32,299
S. J. Lowden Senior Vice President, Business Development/Integrated Gas	2004 2003 2002	318,750 300,000 290,000	295,000 325,000 215,000	27,278 15,817 22,102		49,100 36,100 42,000	165,697 117,114 88,578	38,579 30,884 36,303

(1)
The salaries shown in this column reflect three months at one annual salary rate and nine months at the current annual salary rate for all named officers except for Ms. Clark who was hired January 5, 2004 at an annual salary of $400,000.

(2)
The amounts shown include salary and bonus earned as well as earned but deferred. All Marathon officers are eligible to defer up to 20% of their salary and bonus under the unfunded Marathon Oil Company Non-Qualified Deferred Compensation Plan. The investment options under this plan mirror the investment options offered to employees under the Marathon Oil Company Thrift Plan with the exception of the Marathon common stock fund.

(3)
The bonus amounts shown for Mr. Cazalot in 2004, 2003, and 2002 include a $200,000 annual retention bonus paid by Marathon pursuant to Mr. Cazalot's employment agreement, which provides for the payment of a retention bonus of $200,000 on the first, second, third, fourth and fifth anniversaries of his employment date. Ms. Clark's bonus amount for 2004 includes a $300,000 signing bonus paid by Marathon pursuant to Ms. Clark's employment agreement, of which one half ($150,000) was paid within 45 days of her hire date (January 5, 2004) and the other half ($150,000) was paid in December 2004. (See page 46 of this report for additional information on Mr. Cazalot's and Ms. Clark's employment agreements.)

(4)
Other Annual Compensation is summarized below:

	Year	Dividends on Unvested Marathon Oil Stock(a) ($)	Dividends on Unvested United States Steel Stock(a) ($)	Personal Use of Company Aircraft(b) ($)	Wellness Reimbursements(c) ($)	Tax & Financial Planning(d) ($)	Tax Allowance Gross Ups & Misc. Perks(e) ($)	Total Other Annual Compensation ($)
Mr. Cazalot	2004 2003 2002	190,979 101,760 59,340	0 0 2,100	0 956 1,693	0 0 0	0 8,590 3,500	0 0 1,580	190,979 111,306 68,213
Ms. Clark	2004	27,375	0	0	0	0	0	27,375
Mr. Behrman	2004 2003 2002	19,842 12,392 9,292	0 0 0	0 0 0	446 0 500	2,150 9,650 4,050	0 0 1,580	22,438 22,042 15,422
Mr. Hinchman	2004 2003 2002	19,259 12,392 9,292	0 0 0	0 0 1,815	0 0 0	0 2,000 0	0 0 0	19,259 14,392 11,107
Mr. Lowden	2004 2003 2002	19,842 12,392 9,292	0 0 0	4,549 0 8,180	0 0 0	0 3,425 3,050	2,887 0 1,580	27,278 15,817 22,102

  (a)
  Officers receive dividend payments on unvested performance shares that are equivalent to the dividends received by all common stockholders. Ms. Clark also receives dividends on her unvested restricted stock hire grant. As noted, Mr. Cazalot also received dividends on his United States Steel unvested performance shares in 2002.

  (b)
  The amounts shown are the amounts of income imputed to the officers for personal use of Company aircraft based on the Standard Industry Fare Level ("SIFL") rates and related terminal charges as allowed by the Internal Revenue Code.

  (c)
  All Marathon employees, including officers, can receive reimbursements for fitness-related activities covered under a wellness program up to a specified maximum.

  (d)
  Officers are eligible for reimbursement for professional advice related to tax, estate, and financial planning up to a specified maximum.

  (e)
  The amount shown for Mr. Lowden in 2004 reflects taxable travel expenses and the related tax gross up. Amounts shown in 2002 represent a gross up allowance for tax preparation and planning charges. Beginning in 2003, the Company no longer provides a tax gross up for these amounts.

(5)
Under the terms of her employment agreement, Ms. Clark was granted 15,000 shares of restricted stock on January 16, 2004. The dollar value of the grant reflected in the Summary Compensation Table is calculated by multiplying the shares by $33.41, the closing price of Marathon stock on the date of grant. All 15,000 shares will vest on the third anniversary of the grant date. Dividends are paid on restricted stock. The value of these shares was $564,150 on December 31, 2004 based on a closing price of $37.61.

(6)
All grants were stock-settled SARs with the exception of Ms. Clark's hire grant of 20,000 stock options with tandem stock appreciation rights which was made on January 16, 2004.

(7)
The amounts in this column reflect the value of vested performance shares from the 1990 Stock Plan for the years 2004, 2003, and 2002. The amount shown in 2002 for Mr. Cazalot also reflects (i) a $73,494 payout from vesting of United States Steel performance shares under the 1990 Stock Plan and (ii) a $145,292 cash settlement received from United States Steel due to the decision by its Compensation Committee to cancel all unvested performance share awards previously granted to Marathon officers in light of the separation of the steel and energy businesses of Marathon.

(8)
The amounts in this column are the amounts contributed by the Company under the tax-qualified Marathon Oil Company Thrift Plan and the related supplemental savings plans which provide officers with benefits (payable from general assets) that would otherwise be payable from the tax-qualified plan but for the Internal Revenue Code limits placed on that plan.

The following table sets forth certain information concerning stock options with tandem stock appreciation rights ("SARs") and stock-settled stock appreciation rights (also referred to as "SARs") granted during 2004 to each executive officer named in the Summary Compensation Table under the 2003 Incentive Compensation Plan:

2004 Option/SAR Grants

	Individual Grants
Name	Number of Shares Underlying Options/SARs Granted(1)	% of Total Options/ SARs Granted to Employees in 2004		Grant Price per Share ($)	Expiration Date	Grant Date Present Value(3)
C. P. Cazalot, Jr.	300,000	14.5%		33.610	May 26, 2014		$2,649,000
J. F. Clark(2)	20,000 127,400	1.0 6.2	% %	33.415 33.610	January 16, 2014 May 26, 2014	$ $	162,800 1,124,942
P. G. Behrman	49,100	2.4%		33.610	May 26, 2014		$433,553
S. B. Hinchman	43,000	2.1%		33.610	May 26, 2014		$379,690
S. J. Lowden	49,100	2.4%		33.610	May 26, 2014		$433,553

(1)
SARs were granted to the named executive officers on May 26, 2004. One third of the SARs shown are exercisable on May 26, 2005, another third on May 26, 2006, and the final third on May 26, 2007. If an officer dies, SARs will continue to vest and will remain exercisable until the earlier of May 26, 2014 or three years from the date of death. If an officer retires, SARs will continue to vest and will remain exercisable until the earlier of May 26, 2014, or in the event of Mr. Cazalot's retirement, nine years from the date of retirement; in the event of the retirement of all other named officers, six years from the date of retirement. The terms of the SARs are unaffected by a termination due to disability, but all other terminations result in the forfeiture of unvested SARs.

  In addition, all SARs would become immediately exercisable upon a change in control as defined in the 2003 Incentive Compensation Plan. Upon the exercise of a SAR, officers receive an amount in shares equal to the excess of the fair market value of a share on the date the SAR is exercised over the grant price per share.

(2)
As part of the terms of an employment agreement, Ms. Clark was granted 20,000 stock options with tandem stock appreciation rights on January 16, 2004. One third of the options are exercisable on January 16, 2005, another third on January 16, 2006, and the final third on January 16, 2007. If Ms. Clark retires, the options will continue to vest and will remain exercisable until the earlier of January 16, 2014 or six years from the date of retirement. The remaining terms and conditions of the grant are the same as those mentioned in (1) above.

(3)
The Company uses the Black-Scholes option pricing model to value the stock options and SARs as of the date of grant. The Black-Scholes value used for the January 16, 2004 grant is $8.14 and the May 26, 2004 grant is $8.83. The accuracy of this model depends on key assumptions about future interest rates, stock price volatility and dividend yields, among other factors. The grant date present value of these options and SARs was calculated using the variables below:

Grant Date	Grant Price	Expected Life in Years	Volatility	Annual Rate of Quarterly Dividends	Discount Rate- Bond Equivalent Yield
January 16, 2004	$33.415	5.00	32.42%	2.99%	3.00%
May 26, 2004	$33.610	5.50	31.94%	2.98%	3.88%

The ultimate values of the SARs and options will depend on the future market price of the Company's common stock, which cannot be forecasted with reasonable accuracy. The actual value, if any, an employee will realize upon exercise of a SAR or option will depend on the excess of the market value of the Company's common stock over the grant price on the date the SAR or option is exercised.

The following table sets forth certain information concerning options to purchase Marathon common stock and SARs exercised by each executive officer named in the Summary Compensation Table during 2004 together with the total number of options and SARs outstanding at December 31, 2004 and the value of such options and SARs.

Option/SAR Exercises and Year-End Values

Aggregated 2004 Option/SAR Exercises and Year-End Option/ SAR Values as of December 31, 2004
	No. of Shares Underlying Options/SARs Exercised		Number of Securities Underlying Unexercised Options/SARs at December 31, 2004 (#)		Value of Unexercised In-the-Money Options/SARs at December 31, 2004(2) ($)
Name		Total Value Realized(1) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
C. P. Cazalot, Jr.	0	0	776,666	633,334	8,175,865	5,414,045
J. F. Clark	0	0	0	147,400	0	586,867
P. G. Behrman	0	0	109,033	73,167	1,001,638	484,198
S. B. Hinchman	300	5,136	85,933	67,067	735,236	460,072
S. J. Lowden	52,000	510,072	57,033	73,167	493,047	484,198

(1)
Represents the pre-tax gain, which is the difference between the fair market value of the shares on the date of exercise and the grant price.

(2)
Represents the fair market value stock price less the grant price for all remaining exercisable and unexercisable options for which the grant price is less than the fair market value price. The fair market value is based on the average of the high and low trading price of Marathon's common stock on December 31, 2004 which was $37.565. Exercisable options/SARs have been held at least one year from the date of grant.

As described in the Compensation Committee Report, in 2004 the Company granted long-term incentive awards in the form of performance shares under the 2003 Incentive Compensation Plan. In addition, the Company granted nominal levels of performance shares under the 1990 Stock Plan in order to fulfill the terms of the long-term incentive program established in 2000. The following table reflects the shares granted in 2004 to the named executives:

Long-Term Incentive Plans—Awards in Last Fiscal Year

Estimated Future Payouts Under Non-Stock Price-Based Plans
	Number of Shares, Units or Other Rights (#)		Performance or Other Period Until Maturation or Payout
Name				Threshold (#)	Target (#)	Maximum (#)
C. P. Cazalot, Jr.	75,000 34,830	(1) (2)	3 years 1 year	37,500 16,200	75,000 27,000	150,000 54,000
J. F. Clark	22,500	(1)	3 years	11,250	22,500	45,000
P. G. Behrman	8,700 3,740	(1) (2)	3 years 1 year	4,350 2,040	8,700 3,400	17,400 6,800
S. B. Hinchman	7,600 3,740	(1) (2)	3 years 1 year	3,800 2,040	7,600 3,400	15,200 6,800
S. J. Lowden	8,700 3,740	(1) (2)	3 years 1 year	4,350 2,040	8,700 3,400	17,400 6,800

(1)
In May 2004, performance share grants were made under the 2003 Incentive Compensation Plan. Vesting of these shares is tied to Total Shareholder Return ("TSR") as compared to the TSR of each of the member companies within the AMEX Oil Index ("XOI"). These performance shares will have a three-year performance period with payout varying from 0% to 200% of target based on actual performance. In the event of a change of control of the Company, all performance shares would immediately vest at target levels. Prior to vesting, dividends are paid on the target number of performance shares.

(2)
These grants were made under the 1990 Stock Plan in order to fulfill the terms of a previously-established performance share program that will expire in 2005. Due to the Plan's one-year holding period requirement and the fact that the performance exceeded target in 2003, an additional grant of performance shares was necessary in 2004. This grant will allow sufficient shares to be available to fulfill the maximum potential payout in 2005 in the event performance exceeds target for 2004. The threshold, target, and maximum vesting opportunities were not affected by the 2004 grants. Vesting of these performance shares is based entirely on the achievement of pre-established performance measures related to corporate performance with payouts varying from 0% to 200% of target based on actual performance.

  To emphasize the long-term nature of the awards, vesting decisions are based on three-year average operational and financial performance, as compared with three-year peer-group performance as described in the Compensation Committee Report. In the event of a change of control of the Company, all performance shares would immediately vest at target levels.

  Dividends are paid on all unvested shares.

Compensation Committee Report
on Executive Compensation

The Compensation Committee (the "Committee") of Marathon Oil Corporation sets policies and administers programs regarding compensation for Marathon's executive officers and regularly reports its actions to the Board. In addition, the Committee reviews and approves the compensation of the Marathon Ashland Petroleum LLC ("MAP") officers on behalf of the MAP Board of Managers. The Committee is comprised only of independent, non-employee directors. The members who served on the committee are Mr. Yearley, Mr. Davis, Dr. Jackson, Mr. Lader, Mr. Reilley, and Mr. Schofield.

The purpose of this report is to summarize the philosophy, compensation components and specific program objectives that are considered by the Committee when making decisions regarding compensation for Marathon officers.

Compensation Philosophy

Compensation programs for Marathon officers are designed to attract, retain, and motivate employees who are responsible for making significant contributions to the achievement of corporate goals and objectives. The Committee reviews on an annual basis all elements of officers' compensation, including benefits and perquisites. The Committee believes that the total compensation package offered to officers is reasonable.

The principal elements of our officers' compensation program are:

•
Base salary

•
Annual bonus award

•
Long-term incentive awards (performance shares and stock options or stock-settled stock appreciation rights).

Annual bonus and long-term incentive compensation is provided under the stockholder-approved 2003 Incentive Compensation Plan (the "Incentive Plan").

Overall, executive compensation at Marathon is designed to provide total compensation opportunities that are at the median level as compared to our peers. Actual awards earned under our incentive compensation programs will vary based upon the performance of both the Company and the individual officer. When performance goals are exceeded, incentive compensation will be above the median. When performance is below our objectives, incentive compensation, if provided, will be below the median.

The Committee has hired an independent compensation consultant who reports directly to the Committee. The consultant provides them with expert advice and comparative data on executive compensation. With the help of the consultant, the Committee regularly compares the salary, annual bonus and long-term incentive opportunities for the CEO and officers with that of similar positions at comparable companies. To maintain competitiveness, Marathon uses compensation data from companies more similarly situated to Marathon than some of the companies comprising the Standard & Poor's Domestic Integrated Oil Index (see page 41).

The Committee believes that stock ownership requirements better align the interests of the officers to those of Marathon's stockholders. Consistent with this philosophy, in 2003 the Committee established stock ownership guidelines that require all Marathon officers to acquire and hold significant levels of Marathon common stock. An individual will be allowed up to five years from the implementation of the guidelines or, if later, his or her appointment to an officer position, to reach the minimum required level of Marathon common stock ownership. Requirements are as follows:

•
Chief Executive Officer—225,000 shares

•
Chief Financial Officer—60,000 shares

•
Senior Vice Presidents—42,000 shares

•
Vice Presidents—12,000 shares

The Committee is committed to preserving the deductibility of compensation under Section 162(m) of the Internal Revenue Code whenever possible. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that Marathon may deduct in any one year for the CEO and each of the most highly compensated executive officers as reported in the Proxy Statement. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. However, the Committee awards non-deductible compensation when they believe such grants are in the best interest of the Company.

Base Salary

Salary administration for Marathon officers is based upon the following criteria:

•
Officer Performance—Actual salary adjustments are based primarily upon the officer's performance, including living the Marathon values.

•
External Competitiveness—Overall salary competitiveness is reviewed annually based on peer company data as provided by our independent consultant. The salary for each position is designed to fall at or near the 50th percentile for similar positions at comparable companies.

•
Internal Equity—The salary objective for each position is designed to accurately reflect its relative "value" to the Company.

Officers' salary increases are granted only if justified by performance and as deemed necessary to maintain salary level competitiveness. The annual bonus and long-term incentive programs, which are performance based, provide the primary opportunity for increased compensation levels.

Annual Bonus Awards

The Committee approves annual bonus awards under the stockholder-approved Incentive Plan. Marathon's annual bonus target opportunities for officers are designed to provide awards that are competitive with annual bonus target opportunities for similar positions at peer companies. However, since actual bonus payouts are closely tied to performance, exceptional bonuses are awarded for superior performance and reduced or no bonuses are given for performance below our objectives.

During the first quarter, the Committee authorized a bonus pool for 2004 based upon the Company's income from operations. After the pool was certified, the Committee awarded individual bonuses from the pool based upon pre-established performance measures specifically related to the success of the Company and the business unit segments, as well as individual performance.

The performance measures used for consideration of the 2004 bonus payments are listed below. Each officer's bonus payment was tied to the performance measures (among those listed) that correspond to the success of his or her respective business unit segment.

•
Marathon Oil Corporation Return on Capital Employed Competitive Comparison

•
Safety Performance

•
Environmental Impact Measures

•
Upstream Adjusted Net Income per Barrel of Oil Equivalent Competitive Comparison

•
Downstream Adjusted Operating Income per Barrel of Crude Oil Throughput Competitive Comparison

•
Net Proved Reserve Additions

•
Refining Mechanical Availability

•
Individual Performance, including Living the Marathon Values

As required under the Incentive Plan, the Committee confirmed the performance achievements prior to the payment of awards. The Committee reserves the right to adjust or eliminate an annual bonus award that would otherwise be payable under the Incentive Plan based on its assessment of overall performance.

Long-Term Incentive Awards

Long-term incentive awards are a critical element in the mix of compensation as they provide a direct link to stockholder interests. Our objective in making long-term incentive grants is to provide officers with opportunities to receive competitive levels of compensation for meeting performance objectives, exceptional rewards for superior performance, or reduced or no rewards for performance below our objectives.

In May 2004, the Committee granted long-term incentive awards under the Company's stockholder-approved plans. New grants of performance shares and stock appreciation rights were made under the Incentive Plan. These awards were based upon competitive data, individual performance and the overall successful performance of the Company in 2003. In addition, the Committee awarded nominal levels of performance shares under the 1990 Stock Plan in order to fulfill the terms of the long-term incentive program established in 2000.

Performance Shares

In May 2004, the Committee granted performance shares to the officers with vesting tied to Total Shareholder Return ("TSR") as compared to the TSR for each of the member companies within the AMEX Oil Index ("XOI"). These performance shares will have a three-year performance period with vesting at the end of the three-year performance period, varying from 0% to 200% of target based on actual performance.

Additionally, the Committee approved the vesting of performance shares granted in 2000 under the 1990 Stock Plan. Vesting of these shares was based entirely on the achievement of pre-established performance measures over the course of a three-year performance period, as compared with peer group performance. The pre-established measures used for determining this 2004 vesting were as follows:

•
Net Income from Operations per Barrel of Oil Equivalent Competitive Comparison

•
Oil and Gas Reserve Replacement Ratio

•
Earnings Before Interest, Taxes and Depreciation as a Percent of Total Assets

•
Safety Performance

•
Adjusted Operating Income per Barrel of Crude Oil Throughput Competitive Comparison

Vesting levels may be reduced or eliminated entirely at the discretion of the Committee based on an overall assessment of performance.

Stock Options/Stock-Settled Stock Appreciation Rights ("Stock SARs")

In May 2004, the Committee granted stock-settled stock appreciation rights ("Stock SARs"), which are similar to fixed price stock options. This change from options to Stock SARs was facilitated by Marathon's decision to expense stock options, as Stock SARs now have an equivalent accounting treatment to stock options. However, the Committee reserves the right to grant either fixed priced stock options or Stock SARs as a form of long-term incentive compensation.

All Stock SARs have an exercise price per share equal to the fair market value of the stock on the day of grant, and re-pricing is not permitted under the Incentive Plan. Stock SARs granted in 2004 have a three-year pro-rata vesting period and a maximum term of 10 years. Stock SAR recipients have no stockholder rights until the Stock SAR has been exercised.

Chief Executive Officer

Mr. Cazalot's base salary, annual bonus award and long-term incentive awards are determined in the same manner as the compensation of other executive officers.

Under Mr. Cazalot's leadership, the highlights of Marathon's 2004 achievements that influenced his incentive compensation are as follows:

•
Realized continued strong exploration success with a total of six discoveries in four countries

•
Strengthened core areas by advancing several key international development projects which will serve as the basis for production growth in the coming years, such as:

—
Approval of the Alvheim plan of development and operations in Norway

—
Completion of the condensate project and advancement of the liquefied petroleum gas ("LPG") expansion project in Equatorial Guinea

—
Approval for the Corrib development in Ireland

•
Added net proved reserves of approximately 221 million barrels of oil equivalent while producing 122 million barrels of oil equivalent, resulting in a 181% reserve replacement ratio

•
Advanced our Integrated Gas Strategy by:

—
Sanctioning Equatorial Guinea liquefied natural gas ("LNG") project, with construction on schedule for first deliveries of LNG in late 2007

—
Successfully completing a gas-to-liquids demonstration plant

—
Signing LNG supply agreement for Elba Island LNG regas terminal capacity rights

•
Strengthened MAP assets by:

—
Completing Catlettsburg, Kentucky refinery repositioning project

—
Increasing crude oil capacity at Garyville, Louisiana refinery

—
Achieving record refinery crude and feedstock throughputs for fourth quarter and full year.

After reviewing the achievements of the Company under his leadership and competitive CEO pay data provided by an independent consultant, the Committee approved a base salary of $1,100,000 for Mr. Cazalot, effective April 1, 2005.

For 2004, Mr. Cazalot's annual bonus target was set at the median level as compared to other CEO bonus targets among our peer companies. Target levels of performance on both a Company and individual level exceeded established performance goals set forth for Mr. Cazalot, therefore, he was paid a bonus of $1,900,000 for 2004. This annual bonus award was based upon the Company's focused execution of its key business strategies and the improved profitability of each of its three business segments. Like all other officers, he also received long-term incentive awards in the form of performance shares and Stock SARs in May 2004. Mr. Cazalot's long-term incentive awards were based on the Committee's evaluation of his performance and achievements as well as industry comparative data. As a result of these decisions, the Committee believes Mr. Cazalot's total compensation is competitive among his industry peers.

Douglas C. Yearley, Chair
William L. Davis
Shirley Ann Jackson
Philip Lader
Dennis H. Reilley
Seth E. Schofield

Stockholder Return Performance Presentation

The line graph below compares the yearly change in cumulative total stockholder return for our common stock with the cumulative total return of the Standard & Poor's Domestic Integrated Oil Index and the Standard & Poor's 500 Stock Index.

Comparison of Cumulative Total Return
on $100 Invested in Marathon Stock on December 31, 1999
vs.
S&P Domestic Integrated Oil Index and S&P 500(1)

(1)
Total return assumes reinvestment of dividends.

Certain Relationships and Related Party Transactions

United States Steel Corporation

Thomas J. Usher is the Chairman of the Board of United States Steel Corporation. In addition to Mr. Usher, four other members of Marathon's Board of Directors are members of the Board of Directors for United States Steel.

The Separation

On December 31, 2001, Marathon disposed of its steel business through a tax-free distribution of the common stock of its wholly-owned subsidiary United States Steel to holders of USX-U.S. Steel Group common stock in exchange for all outstanding shares of USX-U.S. Steel Group common stock on a one-for-one basis. As a result, Marathon and United States Steel entered into a number of agreements governing their future relationship.

Obligations Associated with Financings

Marathon remains obligated (primarily or contingently) for certain debt and other financial arrangements for which United States Steel has assumed responsibility for repayment under the terms of the separation. As of December 31, 2004, Marathon has identified $671 million financial obligations, which have been assumed by United States Steel. These financial obligations will continue in 2005.

Retirement Benefits Payments

Pursuant to the terms of the separation, Marathon made payments to United States Steel in the amount of $4.1 million in 2004 for its share of retirement benefits. This amount includes a charge for Marathon's share of non-qualified benefit payments to Mr. Usher of $3.4 million as a result of his retirement as chief executive officer of United States Steel.

Other Transactions

In 2004, Marathon made payments to United States Steel related to a federal tax audit settlement and a state tax refund for years prior to the separation. During 2004, amounts paid by either party to the other party were less than 5% of the receiving party's consolidated gross revenues for that period.

Also in 2004, Marathon had sales of natural gas to United States Steel totaling $28.7 million and sales of refined products of $1.2 million. Marathon purchased raw materials from United States Steel in the amount of $26.6 million. These transactions were in the ordinary course of business and at competitive prices and terms.

Barclays Global Investors, NA

Barclays Global Investors, NA and its affiliates own greater than 5% of the outstanding common stock of Marathon. In 2004, Marathon and affiliates of Barclays were parties to commodity-based derivative contracts, which resulted in net cash settlement payments to Barclays in the amount of $3.5 million.

Other Transactions

Other than as provided above, the Company and its subsidiaries have had transactions with entities with which certain directors were affiliated in the regular course of business since January 1, 2004. Our Board of Directors has given due consideration to these transactions and has determined that no director had a material interest in any such transaction. Such transactions were in the ordinary course of business and at competitive prices and terms. We anticipate that similar transactions will occur in 2005.

Pension Benefits

Marathon provides retirement benefits to its employees, including the named executive officers, under the Retirement Plan of Marathon Oil Company. The following table shows the annual pension benefits for retirement at age 65 for various levels of eligible earnings which would be payable to employees retiring with the years of service shown. The table is based on a formula of a specified percentage (dependent on years of participation in the applicable Marathon retirement plan) of average annual eligible earnings in the three consecutive years of the ten years prior to retirement in which such earnings were highest.

Marathon Oil Company Retirement Plan
Table of Pension Benefits

Final Average Annual Pay For Highest Three Consecutive Years In Ten-Year Period Preceding Retirement
	Annual Benefits for Years of Participation
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	30 Years	35 Years
$100,000	$1,316	$6,570	$13,146	$19,716	$26,288	$32,860	$39,432	$46,004
300,000	4,520	22,566	45,150	67,716	90,288	112,860	135,432	158,004
500,000	7,724	38,562	77,154	115,716	154,288	192,860	231,432	270,004
700,000	10,928	54,558	109,158	163,716	218,288	272,860	327,432	382,004
900,000	14,132	70,554	141,162	211,716	282,288	352,860	423,432	494,004
1,100,000	17,336	86,550	173,166	259,716	346,288	432,860	519,432	606,004
1,300,000	20,540	102,546	205,170	307,716	410,288	512,860	615,432	718,004
1,500,000	23,744	118,542	237,174	355,716	474,288	592,860	711,432	830,004
1,700,000	26,948	134,538	269,178	403,716	538,288	672,860	807,432	942,004
1,900,000	30,152	150,534	301,182	451,716	602,288	752,860	903,432	1,054,004
2,100,000	33,356	166,530	333,186	499,716	666,288	832,860	999,432	1,166,004
2,300,000	36,560	182,526	365,190	547,716	730,288	912,860	1,095,432	1,278,004
2,500,000	39,764	198,522	397,194	595,716	794,288	992,860	1,191,432	1,390,004

In order to comply with the limitations prescribed by the Internal Revenue Code, pension benefits will be paid directly by Marathon pursuant to a non-qualified retirement plan when they exceed the amounts permitted by the Code to be paid from federal income tax qualified pension plans. The terms of the non-qualified retirement plan provide enhanced benefits for all Marathon officers based on bonuses earned during their last ten years of employment. These additional benefits are based on the difference between (i) the sum of the three highest bonuses paid during the final ten years of employment, and (ii) the sum of the three bonuses included under the definition of final average earnings used in the Marathon retirement plans. As of February 1, 2005, this enhancement did not result in an increase in benefits for Ms. Clark and Mr. Hinchman. As of February 1, 2005, it is estimated that Mr. Cazalot, Mr. Lowden and Mr. Behrman will be entitled to receive annual benefits of $26,937, $1,742 and $1,733, respectively, beginning at age 65 under this enhancement feature of the non-qualified retirement plan.

Covered earnings include pay for hours worked, pay for allowed hours, military leave allowance, commissions, 401(k) contributions to the Marathon Oil Company Thrift Plan, deferred compensation contributions, and bonuses. These earnings for the named executive officers are reported in the salary and bonus columns of the Summary Compensation Table on page 31. The benefits reflected above are based upon a straight life annuity form of benefit and include the applicable Social Security offset as defined by the Marathon Plan.

As of January 31, 2005, Mr. Cazalot is credited with 4.83 years of participation, Ms. Clark 1.00, Mr. Hinchman 24.58, Mr. Behrman 4.33, and Mr. Lowden 4.08.

Change in Control Arrangements and Employment Contracts

We believe that if a change in control of Marathon becomes possible our key officers should be encouraged to continue their dedication to their assigned duties. For that reason, we have entered into agreements with each of the current officers named in the Summary Compensation Table on page 31 that provide, if an officer's employment is terminated under certain circumstances following a change in control or during a potential change in control period, the officer will be entitled to the following severance benefits:

•
a cash payment of up to three times the sum of the officer's current salary plus the highest bonus in the three years before the termination or change in control;

•
life and health insurance benefits for up to 36 months after termination at the lesser of current cost or active employee cost;

•
an additional three years of service credit and three years of age credit for purposes of retiree health and life insurance benefits;

•
a cash payment equal to the actuarial equivalent of the difference between amounts receivable by the officer under our pension plans and those which would be payable if (a) the officer had an additional three years of service credit, (b) the officer's final average pay had included his or her highest annual bonus from the preceding three years, (c) for purposes of determining early retirement commencement factors, the officer had three additional years of service credit and three additional years of age, and (d) the officer's pension had been fully vested;

•
a cash payment equal to the difference between amounts receivable under our savings or thrift plans and amounts which would have been received if the officer's savings had been fully vested; and

•
a cash payment of the amount necessary to ensure that the payments listed above are not subject to net reduction due to the imposition of federal excise taxes.

In addition, immediately upon a change in control or upon an officer's termination of employment during a potential change in control, the officer's outstanding stock options and stock appreciation rights will be fully vested and exercisable, and the officer's restricted stock will be fully vested.

Each agreement is automatically extended each year unless we notify the officer that we do not wish it extended. In any event, however, each agreement continues during a potential change in control period and for two years after a change in control. The severance benefits are payable if, any time after a change in control or during a potential change in control period, the officer's employment is terminated for good reason or is terminated for other than cause or disability. The severance benefits are not payable if termination is due to the officer's death or disability, is by Marathon for cause, is by the officer for other than good reason, or occurs after the officer reaches age 65.

The definition of a change in control for purposes of these agreements is complex but is summarized as follows. It includes any change in control required to be reported in response to Item 6(e) of Schedule 14A under the Securities Exchange Act of 1934 and provides that a change in control will have occurred if:

•
any person not affiliated with Marathon acquires 20 percent or more of the voting power of our outstanding securities;

•
the Board no longer has a majority made up of (1) individuals who were directors on the date of the agreements and (2) new directors (other than directors who join the Board in connection with an election contest) approved by two-thirds of the directors then in office who (a) were directors on the date of the agreements or (b) were themselves previously approved by the Board in this manner;

•
we merge with another company and our stockholders end up with less than 50 percent of the voting power of the new entity;

•
our stockholders approve a plan of complete liquidation of Marathon; or

•
we sell all or substantially all of Marathon's assets.

In addition, if any person takes certain actions or enters into an agreement that could effectuate a change in control, a potential change in control will have occurred.

In March 2000, Marathon entered into an employment contract with Mr. Cazalot. Pursuant to the terms and conditions of the contract that remain applicable, Mr. Cazalot is entitled to an annual performance-based bonus award; a retention bonus of $200,000 on the first, second, third, fourth and fifth anniversaries of his employment date (which was March 3, 2000); an initial stock option grant for 300,000 shares of Marathon common stock with an option price to be determined in accordance with the 1990 Stock Plan and exercisable as follows: 100,000 shares three years from the date of grant (which was March 3, 2000), 100,000 shares four years from the date of grant, and 100,000 shares five years from the date of grant; eligibility for all of Marathon's existing and future employee benefit programs applicable to executive officers; a comprehensive physical examination at Marathon's expense each calendar year in accordance with Marathon's policy covering physical examinations for its executive officers; tax preparation and financial planning advice under terms and conditions comparable to those applicable to Marathon executive management; a change-in-control agreement such as those described above; coverage for his family and himself under Marathon's medical care plan; reimbursement of the cost of membership fees and dues for one country club; and five weeks of paid vacation per year or the number of weeks to which he would be entitled under Marathon's vacation plan, whichever is longer.

In December 2003, Marathon entered into an employment contract with Ms. Clark. The terms and conditions of the contract provide for Ms. Clark to receive an annual salary of $400,000; a signing bonus of $300,000, one half to be paid within forty-five days of her starting date of employment (which was January 5, 2004) and one half to be paid on the one-year anniversary; an initial stock option grant for 20,000 shares of Marathon common stock, with an option price equal to the average of the high and low prices of the stock on the date of grant (January 16, 2004) and exercisable in one-third increments on each of the first three anniversaries of the grant date; a grant of 15,000 shares of time-based restricted stock that will vest on the third anniversary of her date of grant (January 16, 2004); and four weeks of paid vacation per year. Pursuant to the contract, Ms. Clark is also entitled to receive the same additional benefits that other Marathon executives at her level receive. The second half of the bonus referred to above was paid in December 2004.

Statement Regarding the Delivery of a Single Set of Proxy Materials to Households With Multiple Marathon Stockholders

If you have consented to the delivery of only one set of proxy materials to multiple Marathon stockholders who share your address, then only one proxy statement is being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at (713) 629-6600 (please ask for Investor Relations) or write to us at Marathon Oil Corporation, Investor Relations Office, P.O. Box 3128, Houston, Texas, 77210-3128. Stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy by calling us at the above number or writing to us at the above address.

Solicitation Statement

We will bear the cost of this solicitation of proxies. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will not receive any extra compensation for this work. The Company has also retained Georgeson Shareholder to assist with the solicitation of proxies for a fee not to exceed $7,500, plus reimbursement for out-of-pocket expenses. We will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of common stock, and we will reimburse them for reasonable out-of-pocket expenses that they incur in connection with forwarding the material.

By order of the Board of Directors,

William F. Schwind, Jr.
Secretary

March 10, 2005

APPENDIX I

Marathon Oil Corporation

Audit Committee Policy
For
Pre-Approval of Audit, Audit-Related, Tax and Permissible Non-Audit
Services

Statement of Purpose and Scope

The purpose of this policy is to provide procedures to comply with Section 202 of the Sarbanes-Oxley Act of 2002 regarding pre-approval of all audit, audit-related, tax and permissible non-audit services provided by Marathon Oil Corporation's independent auditor. All audit, audit-related, tax and permissible non-audit services, except as noted under the de minimus exception herein, for Marathon Oil Corporation and its consolidated entities (collectively, the "Company") requires pre-approval by the Audit Committee (the "Committee") of the Board of Directors (the "Board") prior to commencement of such services from the Company's independent auditor.

Procedures

The following procedures will be followed for pre-approving all audit, audit-related, tax and permissible non-audit services.

  1.
  In accordance with Section 202 of the Sarbanes-Oxley Act of 2002, the Committee shall pre-approve all audit, audit-related, tax and permissible non-audit services, other than as provided under the de minimus exception below. The appendices to this policy describe the audit (Appendix A), audit-related (Appendix B), tax (Appendix C) and permissible non-audit (Appendix D) services that shall be pre-approved by the Committee.

  2.
  The Committee may pre-approve any audit, audit-related, tax and permissible non-audit services up to one year in advance for the ensuing year.

  3.
  The Committee may pre-approve services by specific categories pursuant to a forecasted budget.

  4.
  In the fourth quarter of each year, the Chief Financial Officer ("CFO") shall present a forecast of audit, audit-related, tax and permissible non-audit services for the ensuing year to the Committee for approval. Throughout the next year on an "as needed" basis, the CFO shall, in coordination with the independent auditor, provide an updated budget of audit, audit-related, tax and permissible non-audit services to the Committee.

  5.
  Audit Services.

  a.
  The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Committee. The Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

  b.
  In addition to the annual audit services approved by the Committee, the Committee may grant pre-approval for other audit services, which are those services that only the independent auditor can provide. The Committee shall pre-approve the audit services listed in Appendix A. All other audit services not listed on Appendix A must be separately pre-approved by the Committee.

  6.
  Audit-Related Services.  Audit-related services are services reasonably related to the performance of the audit or review of the Company's financial statements and that are traditionally performed by the independent auditor. The Committee believes that the performance of audit-related services does not impair the independence of the auditor and has approved the audit-related services listed in Appendix B. All other audit-related services not listed on Appendix B must be separately pre-approved by the Committee.

  7.
  Tax Services.  Tax services include services such as tax compliance, tax planning and tax advice. The Committee believes that the performance of tax services does not impair the independence of the auditor and shall pre-approve the tax services listed in Appendix C. All tax services not listed on Appendix C must be separately pre-approved by the Committee.

  8.
  Permissible Non-Audit Services.  Permissible non-audit services are services that are not prohibited services as set forth in Exhibit 1 hereto. The Committee believes that the performance of permissible non-audit services does not impair the independence of the auditor and shall pre-approve the services listed in Appendix D. All permissible non-audit services not listed on Appendix D must be separately pre-approved by the Committee.

De Minimus Exception

The pre-approval requirement for permissible non-audit services provided above is waived, provided the following criteria are satisfied:

  1.
  the aggregate amount of all such services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which the permissible non-audit services are provided;

  2.
  such services were not recognized by the Company at the time of the engagement to be non-audit services; and

  3.
  such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members or the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

Notwithstanding this de minimus exception, it is the intent of the Committee that standard practice will be to pre-approve all permissible non-audit services.

Delegation

  1.
  The Committee may delegate to one or more designated members of the Committee who are independent directors of the Board, the authority to grant pre-approvals required herein. The decisions of any member to whom authority is delegated to pre-approve an activity hereunder shall be presented to the full Committee at each of its scheduled meetings.

  2.
  Pursuant to the above authority, the Committee hereby delegates pre-approval authority of up to $500,000 to the Chair of the Committee for unbudgeted items. The Chair shall report the items pre-approved under this delegation of authority at the next scheduled Committee meeting.

  3.
  The Committee does not delegate to management any of its responsibilities to pre-approve services performed by the independent auditor.

Supporting Documentation

When requested by the Committee, the independent auditor shall provide detailed supporting documentation for each service provided hereunder.

Appendix A

Audit Services

The following audit services are subject to pre-approval by the Audit Committee.

  •
  Financial Statement Audit—Statutory audits or financial audits for the Company, and subsidiaries and affiliates thereof.

  •
  Regulatory Financial Filings—Services related to 1933 and 1934 Act filings with the SEC (e.g., registration statements, and current and periodic reports), including issuance of comfort letters, review of documents, consents, and assistance in responding to SEC comment letters.

  •
  Attest Services Required by Statute or Regulation—Attestation services required by statute or regulation including, without limitation, the report on the entity's internal controls as specified in Section 404 of the Sarbanes-Oxley Act of 2002.

Appendix B

Audit-Related Services

The following audit-related services are subject to pre-approval by the Audit Committee.

  •
  Employee Benefit Plan Audits—Audit of pension and other employee benefit plans.

  •
  Financial Due Diligence—Assistance in financial due diligence with respect to pre- and post-business combinations, including review of financial statements, financial data and records, and discussions with Company or counter-party finance and accounting personnel regarding, among other things, purchase accounting issues.

  •
  Application and General Control Reviews—Review of information technology and general controls related to specific applications, including overall general computer controls, excluding those that are a part of the financial statement audit.

  •
  Consultations regarding GAAP—Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies.

  •
  Attestation—Attestation and agreed-upon procedures engagements not required by statute or regulation.

  •
  Other Audits—Subsidiary, equity investee or other related entity audits or audits of pools of assets not required by statute or regulation that are incremental to the audit of the consolidated financial statements.

Appendix C

Tax Services

The following tax services are subject to pre-approval by the Audit Committee.

  •
  Federal and State Tax Compliance—Preparation and/or review of tax returns, including sales and use tax, excise tax, income tax, and property tax. Consultation regarding applicable handling of items for tax returns, required disclosures, elections, and filing positions available to the Company.

  •
  International Tax Compliance—Preparation and review of income, local, VAT, and GST tax returns. Consultation regarding appropriate handling of items on the returns, required disclosures, elections and filing positions available to the Company. Preparation or review of U.S. filing requirements for foreign corporations.

  •
  Federal and State Tax Consulting—Assistance with tax audits. Responding to requests from the Company's tax organization regarding technical interpretations, applicable laws and regulations, and tax accounting. Tax advice on mergers, acquisitions, and restructurings.

  •
  International Tax Consulting—Assistance with tax examinations. Advice on various matters including foreign tax credit, foreign income tax, tax accounting, foreign earnings and profits, U.S. treatment of foreign subsidiary income, VAT, GST, excise tax or equivalent taxes in the jurisdiction. Tax advice on restructurings, mergers and acquisitions.

  •
  Transfer Pricing—Advice and assistance with respect to transfer pricing matters, including preparation of reports used by the Company to comply with taxing authority documentation requirements regarding royalties and inter-company pricing and assistance with tax exemptions.

  •
  Customs and Duties—Compliance reviews and advice on compliance in the areas of tariffs and classification, origin, pricing, and documentation. Assistance with customs audits.

  •
  Expatriate Tax Services—Preparation of individual income tax returns, advice on impact of changes in local tax laws and consequences of changes in compensation programs or practices.

  •
  Executive Tax Services for Calendar Year 2003 Only—Preparation of individual income tax returns, and advice on impact of changes in federal, state and local tax laws.

Appendix D

Permissible Non-Audit Services

The following permissible non-audit services are subject to pre-approval by the Audit Committee.

  •
  Assistance with preparation of statutory financial statements

  •
  Assistance with filing of statistical information with governmental agencies

  •
  Accounting research software license

Exhibit 1

Prohibited Services

The independent auditor shall be prohibited from performing the following services:

  •
  Bookkeeping or other services related to the accounting records or financial statements of the audit client;

  •
  Financial information systems design and implementation;

  •
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

  •
  Actuarial services;

  •
  Internal audit outsourcing services;

  •
  Management functions or human resources;

  •
  Broker or dealer, investment adviser, or investment banking services;

  •
  Legal services and expert services unrelated to the audit; and

  •
  Any other service that the Board determines, by regulation, is impermissible.

Marathon Oil Corporation 5555 San Felipe Road Houston, TX 77056

[LOGO] Marathon Oil Corporation c/o National City Bank Corporate Trust Operations Locator 5352 P. O. Box 92301 Cleveland, OH 44101-4301
VOTE BY TELEPHONE
Have this proxy card available when you call the Toll-Free number 1-800-542-1160 using a Touch-Tone phone and follow the simple instructions presented to record your vote.
VOTE BY INTERNET
Have this proxy card available when you access the website http://www.votefast.com and follow the simple instructions presented to record your vote.
VOTE BY MAIL
Please mark, sign and date this proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535600, Pittsburgh, PA 15253-9931.

Vote by Telephone Call Toll-Free using a Touch-Tone phone: 1-800-542-1160	Vote by Internet Access the Website and Cast your vote: http://www.votefast.com	Vote by Mail Return this proxy card in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!

Your telephone or Internet vote must be received by 11:59 p.m. Eastern Time on April 26, 2005 to be counted in the final tabulation.

If voting by telephone or Internet, please do not send this proxy card by mail.

—

Proxy must be signed and dated below.
— Please fold and detach card at perforation before mailing. —

PROXY	MARATHON OIL CORPORATION	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 27, 2005.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing on behalf of a corporation or as a fiduciary, attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature
Signature
Date:	, 2005

[LOGO] Marathon Oil Corporation	2005 ANNUAL MEETING OF STOCKHOLDERS ATTENDANCE CARD

You are cordially invited to attend the Annual Meeting of Stockholders on Wednesday, April 27, 2005.

The Meeting will be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Road, Houston, Texas 77056 at 10:00 A.M. Central Time.

(Please detach this card from your proxy card and bring it with you as identification. The use of an attendance card is for our mutual convenience, however your right to attend without an attendance card, upon proper identification, is not affected.)

William F. Schwind, Jr.
Secretary

(For the personal use of the named stockholder(s) on the back—not transferable.)

Proxy card must be signed and dated on the reverse side.

— Please fold and detach card at perforation before mailing. —

The undersigned hereby appoints Thomas J. Usher, Clarence P. Cazalot, Jr. and Janet F. Clark, or any of them, proxies to vote as herein directed on behalf of the undersigned at the Annual Meeting of Stockholders of Marathon Oil Corporation on Wednesday, April 27, 2005 and at any meeting resulting from an adjournment or postponement thereof and upon all other matters properly coming before the Meeting, including the proposals set forth in the proxy statement for such Meeting with respect to which the proxies are instructed to vote as follows:

The directors recommend a vote FOR Proposals 1 and 2.

Proposal No. 1    Election of directors in the class whose three-year term of office will expire in 2008

☐	FOR ALL nominees listed below (except as otherwise marked below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
NOMINEES:	(01) Shirley Ann Jackson	(02) Philip Lader	(03) Seth E. Schofield	(04) Douglas C. Yearley
(to withhold authority to vote for any individual nominee strike through that nominee's name)
	FOR	AGAINST	ABSTAIN
Proposal No. 2 Ratification of PricewaterhouseCoopers LLP as independent auditors	☐	☐	☐
The directors recommend a vote AGAINST Proposals 3 and 4.
Proposal No. 3 Stockholder proposal to declassify the Board of Directors	☐	☐	☐
Proposal No. 4 Stockholder proposal to elect directors by a majority vote	☐	☐	☐

☐    Please check this box if you plan to attend the Annual Meeting.

☐    Do you consent to access all future proxy material via the Internet? (If so, please check this box.)

PROXY TO BE SIGNED AND DATED ON THE REVERSE SIDE

[LOGO] Marathon Oil Corporation c/o National City Bank Corporate Trust Operations Locator 5352 P. O. Box 92301 Cleveland, OH 44101-4301
VOTE BY TELEPHONE
Have this voting instruction card available when you call the Toll-Free number 1-800-542-1160 using a Touch-Tone phone and follow the simple instructions presented to record your vote.
VOTE BY INTERNET
Have this voting instruction card available when you access the website http://www.votefast.com and follow the simple instructions presented to record your vote.
VOTE BY MAIL
Please mark, sign and date this voting instruction card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535600, Pittsburgh, PA 15253-9931.

Vote by Telephone Call Toll-Free using a Touch-Tone phone: 1-800-542-1160	Vote by Internet Access the Website and Cast your vote: http://www.votefast.com	Vote by Mail Return this proxy card in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!

Your telephone or Internet vote must be received by 11:59 p.m. Eastern Time on Thursday, April 21, 2005 to be counted in the final tabulation.

If voting by telephone or Internet, please do not send this voting instruction card by mail.

—

Voting instruction card must be signed and dated below.
— Please fold and detach card at perforation before mailing. —

MARATHON OIL CORPORATION	VOTING INSTRUCTION CARD

These confidential voting instructions are to Fidelity Management Trust Company, as Trustee for the Marathon Oil Company Thrift Plan (the "Plan"), and are solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on Wednesday, April 27, 2005 at 10:00 A.M. Central Time in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Road, Houston, TX 77056.

The undersigned, as a participant in the Plan, hereby directs the Trustee to vote the number of shares of Marathon Oil Corporation common stock credited to the undersigned's account under the Plan at the Annual Meeting of Stockholders, and at any meeting resulting from an adjournment(s) or postponement(s) thereof, upon all subjects that may properly come before the meeting, including the matters described in the 2005 Proxy Statement, subject to any directions indicated on the reverse side. In the Trustee's discretion, it may vote upon such other matters as may properly come before the meeting.

Sign here as name appears to the left
Date:	, 2005

[LOGO] Marathon Oil Corporation	2005 ANNUAL MEETING OF STOCKHOLDERS ATTENDANCE CARD

You are cordially invited to attend the Annual Meeting of Stockholders on Wednesday, April 27, 2005.

The Meeting will be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Road, Houston, Texas 77056 at 10:00 A.M. Central Time.

(Please detach this card from your voting instruction card and bring it with you as identification. A map to the meeting site is inscribed on this card for your convenience. The use of an attendance card is for our mutual convenience, however your right to attend without an attendance card, upon proper identification, is not affected.)

William F. Schwind, Jr.
Secretary

(For the personal use of the named stockholder(s) on the back—not transferable.)

Voting instruction card must be signed and dated on the reverse side.

— Please fold and detach card at perforation before mailing. —

Your vote is confidential. The shares credited to your account will be voted as directed. If no direction is made, if the card is not signed, or if the card is not received by April 21, 2005, the shares credited to your account will not be voted. You cannot vote your shares in person at the Annual Meeting; the Trustee is the only one who can vote your shares.

Although the Trustee takes no stand, the Board of Directors recommends a vote FOR Proposals 1 and 2, and AGAINST Proposals 3 and 4.

The directors recommend a vote FOR Proposals 1 and 2.

Proposal No. 1    Election of directors in the class whose three-year term of office will expire in 2008

☐	FOR ALL nominees listed below (except as otherwise marked below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
NOMINEES:	(01) Shirley Ann Jackson	(02) Philip Lader	(03) Seth E. Schofield	(04) Douglas C. Yearley
(to withhold authority to vote for any individual nominee strike through that nominee's name)
	FOR	AGAINST	ABSTAIN
Proposal No. 2 Ratification of PricewaterhouseCoopers LLP as independent auditors	☐	☐	☐
The directors recommend a vote AGAINST Proposals 3 and 4.
Proposal No. 3 Stockholder proposal to declassify the Board of Directors	☐	☐	☐
Proposal No. 4 Stockholder proposal to elect directors by a majority vote	☐	☐	☐

☐    Please check this box if you plan to attend the Annual Meeting.

VOTING INSTRUCTIONS TO BE SIGNED AND DATED ON THE REVERSE SIDE

[LOGO] Marathon Oil Corporation c/o National City Bank Corporate Trust Operations Locator 5352 P. O. Box 92301 Cleveland, OH 44101-4301
VOTE BY TELEPHONE
Have this voting instruction card available when you call the Toll-Free number 1-800-542-1160 using a Touch-Tone phone and follow the simple instructions presented to record your vote.
VOTE BY INTERNET
Have this voting instruction card available when you access the website http://www.votefast.com and follow the simple instructions presented to record your vote.
VOTE BY MAIL
Please mark, sign and date this voting instruction card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535600, Pittsburgh, PA 15253-9931.

Vote by Telephone Call Toll-Free using a Touch-Tone phone: 1-800-542-1160	Vote by Internet Access the Website and Cast your vote: http://www.votefast.com	Vote by Mail Return this proxy card in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!

Your telephone or Internet vote must be received by 11:59 p.m. Eastern Time on Thursday, April 21, 2005 to be counted in the final tabulation.

If voting by telephone or Internet, please do not send this voting instruction card by mail.

—

Voting instruction card must be signed and dated below.
— Please fold and detach card at perforation before mailing. —

MARATHON OIL CORPORATION	VOTING INSTRUCTION CARD

These confidential voting instructions are to the Fidelity Management Trust Company, as Trustee for the United States Steel Corporation Savings Fund Plan for Salaried Employees (the "Plan"), and are solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on Wednesday, April 27, 2005 at 10:00 A.M. Central Time in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Road, Houston, TX 77056.

The undersigned, as a participant in the Plan, hereby directs the Trustee to vote the number of shares of Marathon Oil Corporation common stock credited to the undersigned's account under the Plan at the Annual Meeting of Stockholders, and at any meeting resulting from an adjournment(s) or postponement(s) thereof, upon all subjects that may properly come before the meeting, including the matters described in the 2005 Proxy Statement, subject to any directions indicated on the reverse side. In the Trustee's discretion, it may vote upon such other matters as may properly come before the meeting.

Sign here as name appears to the left
Date:	, 2005

[LOGO] Marathon Oil Corporation	2005 ANNUAL MEETING OF STOCKHOLDERS ATTENDANCE CARD

You are cordially invited to attend the Annual Meeting of Stockholders on Wednesday, April 27, 2005.

The Meeting will be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Road, Houston, Texas 77056 at 10:00 A.M. Central Time.

(Please detach this card from your voting instruction card and bring it with you as identification. A map to the meeting site is inscribed on this card for your convenience. The use of an attendance card is for our mutual convenience, however your right to attend without an attendance card, upon proper identification, is not affected.)

William F. Schwind, Jr.
Secretary

(For the personal use of the named stockholder(s) on the back—not transferable.)

Voting instruction card must be signed and dated on the reverse side.

— Please fold and detach card at perforation before mailing. —

Your vote is confidential. The shares credited to your account will be voted as directed. If no direction is made, if the card is not signed, or if the card is not received by April 21, 2005, the Trustee will vote the shares credited to your account in the same proportion that those participants who have given instructions to the Trustee have requested that their shares be voted. You cannot vote your shares in person at the Annual Meeting; the Trustee is the only one who can vote your shares.

Although the Trustee takes no stand, the Board of Directors recommends a vote FOR Proposals 1 and 2, and AGAINST Proposals 3 and 4.

The directors recommend a vote FOR Proposals 1 and 2.

Proposal No. 1    Election of directors in the class whose three-year term of office will expire in 2008

☐	FOR ALL nominees listed below (except as otherwise marked below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
NOMINEES:	(01) Shirley Ann Jackson	(02) Philip Lader	(03) Seth E. Schofield	(04) Douglas C. Yearley
(to withhold authority to vote for any individual nominee strike through that nominee's name)
	FOR	AGAINST	ABSTAIN
Proposal No. 2 Ratification of PricewaterhouseCoopers LLP as independent auditors	☐	☐	☐
The directors recommend a vote AGAINST Proposals 3 and 4.
Proposal No. 3 Stockholder proposal to declassify the Board of Directors	☐	☐	☐
Proposal No. 4 Stockholder proposal to elect directors by a majority vote	☐	☐	☐

☐    Please check this box if you plan to attend the Annual Meeting.

VOTING INSTRUCTIONS TO BE SIGNED AND DATED ON THE REVERSE SIDE